UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
BUMBLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11
Proxy
Statement
2026

2026 Proxy Statement
Letter to Stockholders
April 17, 2026
Dear Stockholders,
On behalf of the Board of Directors, our executive leadership team, and employees worldwide, thank you for your continued
investment in Bumble Inc. We are pleased to invite you to our 2026 Annual Meeting of Stockholders on Thursday, June 4, 2026,
at 12 p.m. Eastern Time. The meeting will be held virtually, and we encourage you to join us at
www.virtualshareholdermeeting.com/BMBL2026.
2025 marked a defining year for Bumble. We made the deliberate decision to return to our women-first foundation, raising the bar on trust and authenticity while strengthening our operating discipline. At our core, people come to Bumble to find love and build real, in-person connections. They choose us for a simple but powerful reason: we build trust with women. When women feel safe, confident, and intentional about who they meet, the entire ecosystem works better.
As the way people connect continues to evolve rapidly, we have sharpened our focus on product innovation and improving the member experience. In 2025, we laid the groundwork for a comprehensive reimagining of our core experience – a shift away from surface-level interactions toward deeper, more intentional connections. Our ambition is clear: to reinvent modern love for women and raise the standard for how connections begin online.
We believe the future of connection will bridge digital and offline experiences, creating more natural and dynamic ways for relationships to form. We believe that AI, when used thoughtfully, can help people better understand what they want and move more confidently toward meeting in real life – always with the goal of amplifying human connection, not replacing it.
At the same time, we are expanding beyond one-to-one introductions into more community-driven experiences, evolving from simply “meeting on Bumble” to “meeting through Bumble.” Together, these efforts reflect a broader strategy to bring people closer to real, authentic connections.
Looking ahead, we remain focused on disciplined execution and long-term value creation. Every initiative is grounded in our highest priorities: strengthening the member experience, rebuilding trust, driving cultural relevance, and positioning Bumble as the defining global brand for women in connection.
Bumble was built on the belief that when you design for women, you create better outcomes for everyone. That principle continues to guide us as we build the next era of our company, one rooted in intention, innovation, and real human connection.
Sincerely,
Whitney Wolfe Herd
Chief Executive Officer

2026 Proxy Statement
Notice of Annual Meeting of Stockholders
Date and Time
Thursday, June 4, 2026 at 12:00 p.m. Eastern Time
Virtual Location
You are cordially invited to attend the 2026 Annual
Meeting of Stockholders (the “Annual Meeting”) of
Bumble Inc., which will be held virtually at
www.virtualshareholdermeeting.com/BMBL2026.
You will need to have your 16-Digit Control Number
included on your proxy card or the instructions that
accompanied your proxy materials in order to join the
Annual Meeting.
Items of Business
1.To elect the three Class II director nominees listed
in this Proxy Statement.
2.To ratify the appointment of Ernst & Young LLP as
our independent registered public accounting firm
for 2026.
3.To approve, on a non-binding advisory basis, the
compensation of our named executive officers as
disclosed in this Proxy Statement.
4.To consider such other business as may properly
come before the Annual Meeting and any
adjournments or postponements thereof.
Record Date
You may vote at the Annual Meeting if you were a
stockholder of Bumble Inc. Class A or Class B common
stock as of the close of business on April 6, 2026.
Voting
Your vote is very important. Whether or not you plan to
attend the Annual Meeting, we encourage you to read
this Proxy Statement and submit your proxy or voting
instructions as soon as possible, so that the shares may
be represented at the Annual Meeting.
How to Vote
VOTE IN ADVANCE OF THE MEETING

By Internet
●Go to the website www.proxyvote.com and
follow the instructions, 24 hours a day,
seven days a week.
●You will need the 16-digit number included
on your Notice of Internet Availability of
Proxy Materials or on your proxy card.

By Telephone
●From a touch-tone telephone, dial
1-800-690-6903 and follow the recorded
instructions, 24 hours a day, seven days
a week.
●You will need the 16-digit number included
on your Notice of Internet Availability of
Proxy Materials or on your proxy card in
order to vote by telephone.

By Mail
●If you have not already received a proxy
card, you may request a proxy card from us
by following the instructions on your Notice
of Internet Availability of Proxy Materials.
●Mark your selections on the proxy card.
●Date and sign your name exactly as it
appears on your proxy card.
●Mail the proxy card in the enclosed
postage-paid envelope provided to you.

VOTE ONLINE DURING THE MEETING

By Internet ●See page 9 of this Proxy Statement for details on voting your shares online during the Annual Meeting at www.virtualshareholdermeeting.com/ BMBL2026.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
This notice of the Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 17, 2026.
By Order of the Board of Directors,
DEIRDRE RUNNETTE
Secretary
April 17, 2026
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on
June 4, 2026: This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31,
2025 are available free of charge at proxyvote.com or our investor relations website at https://ir.bumble.com.
A list of stockholders of record at the close of business on April 6, 2026 will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual
Meeting at our principal executive offices at 1105 West 41st Street, Austin, TX 78756.
YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

2026 Proxy Statement

1	2026 Proxy Statement

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
Page references are supplied to help you find further information in this Proxy Statement.
References in this Proxy Statement to (i) “we,” “us,” “our,” “ours,” “Bumble,” and the “Company” refer to Bumble Inc.
and its consolidated subsidiaries and (ii) “stockholders” refers to holders of our Class A common stock and Class B common stock unless the context requires otherwise.
Voting Agenda/Voting Matters

Proposal		Board Recommendation	Page Reference

Proposal 1	To elect the three Class II director nominees listed in the Proxy Statement	For All Nominees	23

Proposal 2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026	For	32

Proposal 3	Advisory (non-binding) vote to approve named executive officer compensation	For	36

2
PROXY SUMMARY

Board Directors and Nominees

Whitney Wolfe Herd Founder and Chief Executive Officer Age: 36 Director Since: January 2020 Committee Membership: – None	Ann Mather Chair of the Board Age: 66 Director Since: March 2020 Committee Membership: – Nominating and Corporate Governance (Chair)

R. Lynn Atchison Nominee for Re-election Age: 66 Director Since: October 2020 Committee Membership: – Audit and Risk (Chair)	Martin Brand Age: 51 Director Since: August 2024 Committee Membership: – None

Amy M. Griffin Nominee for Re-election Age: 50 Director Since: February 2021 Committee Membership: – Nominating and Corporate Governance	Sissie L. Hsiao Nominee for Re-election Age: 47 Director Since: October 2023 Committee Membership: – None

Jonathan C. Korngold Age: 52 Director Since: January 2020 Committee Membership: – Compensation	Elisa A. Steele Age: 59 Director Since: July 2020 Committee Membership: – Audit and Risk – Compensation (Chair)

Pamela A. Thomas-Graham Age: 62 Director Since: August 2020 Committee Membership: – Audit and Risk – Compensation

3	2026 Proxy Statement
PROXY SUMMARY
Board and Leadership Highlights

8/9 DIRECTORS ARE INDEPENDENT	All Board committees are comprised solely of independent directors
BOARD PRACTICES
●Classified board, with yearly election of each of three
classes of directors
●Annual Board and Committee evaluations
●Independent directors meet in executive sessions
without management present
●Directors limited to no more than five public company
boards (including Bumble)
●Strong corporate governance guidelines and policies
OVERSIGHT OF RISK, ETHICS &
CORPORATE RESPONSIBILITY
●Full Board responsible for risk oversight, with specific
areas delegated to relevant Board committees
●Code of Conduct applicable to all directors, officers
and employees, with certification and periodic
compliance training
●Full Board oversight of corporate responsibility
strategy and approval of Company’s long-term goals
and commitments

4
PROXY SUMMARY
NEOs and Compensation Highlights
EXECUTIVE COMPENSATION HIGHLIGHTS
Last year, we offered our stockholders an opportunity to cast advisory votes on the approval of the compensation of our named executive officers, and we were pleased that approximately
97.6% of the votes cast on the advisory “Say on Pay” proposal at last year’s meeting were voted in favor of our executive compensation program. The following discussion summarizes the significant elements of our executive pay program for fiscal year 2025. For additional information on 2025 executive compensation, please refer to the Compensation Discussion and
Analysis, beginning on page 38.
Compensation Elements
The compensation of our named executive officers includes three main components: (i) base salary; (ii) short-term incentives (“STI”), consisting of an annual cash bonus based on four performance metrics (revenue, adjusted EBITDA margin, strategic metrics and individual performance); and (iii) long-term equity incentives, consisting of restricted stock units (“RSUs”).
Compensation Philosophy, Policies and Practices
It is Bumble’s philosophy that compensation should be performance-focused, market-competitive, simple, transparent and aligned to our values. In setting executive compensation, the Compensation Committee considers the pay programs of a peer group of 18 similarly-sized companies in the consumer technology and software industries.
Our pay policies and practices reflect Bumble’s compensation philosophy.

What We Do	What We Don't Do

Link executive pay to Company performance through our annual and long-term incentive plans	No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd)
Balance short- and long-term incentives, cash and equity, and fixed and variable pay	No guaranteed annual increases or incentive payouts
Compare executive compensation and Company performance to relevant peer group companies	No repricing of underwater stock options without shareholder approval
Have thresholds and maximums in our short-term incentive plan	No tax gross-ups
Provide only limited perquisites	No dividends paid on unvested awards
All long-term awards for executives are denominated and settled in equity	No aspect of the pay policies or practices pose a material adverse risk to the Company
An annual assessment by the Compensation Committee of potential risks in our executive compensation programs	No compensation or incentives that encourage unnecessary or excessive risk taking
Maintain incentive compensation recoupment (i.e., clawback) policy compliant with the Sarbanes-Oxley Act and Dodd-Frank	Hedging or pledging of any of our securities by directors, executive officers or other employees is prohibited
Retention of an independent compensation consultant
Appoint a Compensation Committee comprised solely of independent directors

5	2026 Proxy Statement

Questions and Answers about the
Proxy Materials and the Annual Meeting
Why am I being provided with these materials?
We are providing this proxy statement (the “Proxy Statement”) to you in connection with the solicitation by the
Board of Directors (the “Board” or “Board of Directors”) of Bumble Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on June 4, 2026 (the “Annual Meeting”) and at any postponements or adjournments of the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of
Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025 (referred to as the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the
Notice of Internet Availability.
What am I voting on?
There are three proposals scheduled to be voted on at the Annual Meeting:
●Proposal No. 1: Election of the three Class II director nominees listed in this Proxy Statement.
●Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026.
●Proposal No. 3: Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.
Who is entitled to vote?
Stockholders as of the close of business on April 6, 2026 (the “Record Date”) may vote at the Annual Meeting or any postponement or adjournment thereof. As of that date, there were 130,431,168 shares of our Class A common stock and 17 shares of our Class B common stock outstanding.
In general, holders of shares of our Class A common stock are entitled to one vote for each share of Class A common stock held as of the Record Date and holders of our Class B common stock are entitled, without regard to the number of shares of Class B common stock held by such holder, to one vote for each Common Unit (as defined below)
of Buzz Holdings L.P., a Delaware limited partnership (“Bumble Holdings”), held as of the Record Date.
This includes shares:
●Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and
●Held for you in an account with a broker, bank or other nominee (shares held in “street name”).
Notwithstanding the foregoing, unless they elect otherwise, each of certain affiliates of Whitney Wolfe Herd, our
Founder and Chief Executive Officer, and affiliates of Blackstone Inc. (“Blackstone” or “our Sponsor”), to whom we refer collectively as our “Principal Stockholders”, have outsized voting rights as follows. Each Principal Stockholder that holds Class A common stock is entitled to ten votes for each share of Class A common stock held as of the
Record Date and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to
10 times the aggregate number of Common Units (as defined below) (including Common Units issued upon conversion of vested Incentive Units (as defined below)) of Bumble Holdings held by such Principal Stockholder as of the Record Date.

6
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
“Class B Units” refers to the interests in Bumble Holdings called “Class B Units” that were outstanding prior to the
Reclassification.
“Common Units” refers to the new class of units of Bumble Holdings created by the Reclassification and does not include Incentive Units.
“Incentive Units” refers to the new class of units of Bumble Holdings created by the reclassification of the Class B
Units in the Reclassification. The Incentive Units are “profit interests” having economic characteristics similar to stock appreciation rights and having the right to share in any equity value of Bumble Holdings above specified participation thresholds. Vested Incentive Units may be converted to Common Units and be subsequently exchanged for shares of
Class A common stock.
“IPO” refers to our initial public offering of Class A common stock, which was completed on February 16, 2021.
“Reclassification” refers to the reclassification of the limited partnership interests of Bumble Holdings in connection with the IPO pursuant to which certain outstanding Class A units were reclassified into a new class of limited partnership interests that we refer to as “Common Units” and certain outstanding Class B Units were reclassified into a new class of limited partnership interests that we refer to as “Incentive Units.”
What constitutes a quorum?
The presence in person or by proxy of stockholders holding a majority in voting power of the issued and outstanding shares of capital stock entitled to vote at the Annual Meeting constitutes a quorum for the Annual Meeting.
Abstentions and “broker non-votes” are counted as present for purposes of determining a quorum.
How many votes are required to approve each proposal?
Under our Amended and Restated Bylaws (the “Bylaws”), directors are elected by a plurality vote, which means that the director nominees with the greatest number of votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, even if less than a majority, will be elected. There is no cumulative voting.
Under our Bylaws, the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 (Proposal No. 2) requires the vote of the holders of a majority of the voting power of the shares of capital stock present in person or represented by proxy and entitled to vote on the subject matter at the
Annual Meeting. It is important to note that the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 (Proposal No. 2) is non-binding and advisory. While the ratification of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit and
Risk Committee to consider the selection of a different firm.
The non-binding advisory approval of the compensation of our named executive officers (Proposal No. 3) requires the vote of the holders of a majority of the voting power of the shares of capital stock present in person or by proxy and entitled to vote on the subject matter at the Annual Meeting. Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board will carefully consider the stockholder vote on this matter, along with all other expressions of stockholder views it receives on specific policies and desirable actions.
Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the director nominees named in this Proxy Statement (Proposal No. 1), and in favor of Proposal Nos. 2 and 3. Because of their collective voting power, these nominees are assured election, and Proposal Nos. 2 and 3 are assured passage.

7	2026 Proxy Statement
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
What is a “broker non-vote”?
A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Under current Nasdaq listing rules, Proposal No. 1 and
Proposal No. 3 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on these proposals. Only Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.
How are votes counted?
With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “WITHHELD” will have the same effect as an abstention and will not count as a vote “FOR”
or “AGAINST” a director because directors are elected by plurality voting. Broker non-votes will have no effect on the outcome of Proposal No. 1.
With respect to the ratification of our independent registered public accounting firm (Proposal No. 2), you may vote
“FOR,” “AGAINST” or “ABSTAIN.” Abstentions are counted as a vote “AGAINST” this proposal. There are no broker non-votes with respect to Proposal No. 2, as brokers are permitted to exercise discretion to vote uninstructed shares on this proposal.
With respect to the advisory (non-binding) vote to approve named executive officer compensation (Proposal No. 3), you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions are counted as a vote “AGAINST” this proposal. Broker non-votes will have no effect on the outcome of Proposal No. 3.
If you sign and submit your proxy card without providing voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to each of the Proposals.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares:
●“FOR” each of the Class II director nominees set forth in this Proxy Statement;
●“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026; and
●“FOR” the advisory (non-binding) vote on the approval of our named executive officer compensation.
Who will count the vote?
Our independent inspector of elections, Broadridge Financial Services, Inc. (“Broadridge”) will tabulate votes cast by proxy or electronically during the meeting. We will report the final voting results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.
How do I vote my shares without attending the Annual Meeting?
If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting.
Specifically, you may authorize a proxy:
●By Internet—You may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice of Internet
Availability or your proxy card in order to vote by Internet.

8
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
●By Telephone—You may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions.
You will need the 16-digit number included on your Notice of Internet Availability or on your proxy card in order to vote by telephone.
●By Mail—If you have received a proxy card, you may vote by mail by signing and dating the enclosed proxy card where indicated and by returning the card in the postage-paid envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.
Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on June 3, 2026, for the voting of shares held by stockholders of record as of the Record Date. Proxy cards with respect to shares held of record must be received no later than June 3, 2026.
If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee.
In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.
How do I attend and vote my shares at the Virtual Annual Meeting?
This year’s Annual Meeting will be a completely “virtual” meeting of stockholders. You may attend the Annual Meeting via the Internet. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/
BMBL2026, where you can also vote your shares electronically and submit your questions during the meeting.
A summary of the information you need to attend the Annual Meeting and vote via the Internet is provided below:
●instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at the URL in the paragraph above;
●assistance with questions regarding how to attend and participate via the Internet will be provided at the URL in the paragraph above on the day of the Annual Meeting;
●stockholders may vote and submit questions while attending the Annual Meeting via the Internet; and
●you will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.
Will I be able to participate in the online Annual Meeting on the same basis I would be able to participate in a live annual meeting?
The Annual Meeting will be held in a virtual-only meeting format and will be conducted via live audio webcast.
The online meeting format for the Annual Meeting will facilitate full and equal participation by all our stockholders from any place in the world at little to no cost.
We designed the format of the online Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We plan to take the following steps to provide for such an experience:
●providing stockholders with the ability to submit appropriate questions up to 60 minutes in advance of the meeting;
●providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and
●answering as many questions submitted in accordance with the meeting rules of conduct as appropriate in the time allotted for the meeting.

9	2026 Proxy Statement
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
How do I vote online during the Annual Meeting?
Whether you are a stockholder of record, or you hold your shares through a broker, bank or other nominee
(also referred to as holding your shares in “street name”), you may vote your shares by attending the Annual Meeting online and following the on-screen voting instructions. You will need the 16-digit number that is included in your proxy card or the instructions that accompanied your proxy materials in order to enter the Annual Meeting and to vote during the Annual Meeting.
What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the meeting?
If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log in page. Technical support will be available starting at
11:45 a.m. Eastern Time on Thursday, June 4 and until the meeting has finished.
What does it mean if I receive more than one Notice of Internet Availability or proxy card on or about the same time?
It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please vote once for each Notice of Internet Availability or proxy card you receive.
May I change my vote or revoke my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
●voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 3, 2026;
●submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 3, 2026;
●attending the virtual Annual Meeting and voting in person; or
●delivering a written statement to that effect to the Secretary of the Company at the Company’s principal executive offices, provided such statement is received no later than June 3, 2026.
If you hold shares in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.
Could other matters be decided at the Annual Meeting?
As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted a proxy, the named proxies will have the discretion to vote on those matters for you.
Who will pay for the cost of this proxy solicitation?
We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees of the Company (for no additional compensation) in person or by telephone, e-mail or facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

10
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
What is “householding” and how does it affect me?
SEC rules permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single copy of the Notice of Internet Availability (or a single set of Proxy Materials, if you requested a printed copy)
addressed to those stockholders. This process, which is commonly referred to as “householding”, reduces printing costs and postage fees and helps protect the environment as well. Some brokers household materials, delivering a single Notice of Internet Availability or, if applicable, a single set of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the
Notice of Internet Availability or, if applicable, a separate set of Proxy Materials, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call
Broadridge at (866) 540-7095 or write to: Broadridge Financial Solutions, Inc., Householding Department, 51
Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). You can also request prompt delivery of a copy of the Notice of Internet Availability or, if applicable, a set of Proxy Materials by contacting Bumble Investor Relations at ir@team.bumble.com.
What is the mailing address of the Company’s principal executive offices?
Our mailing address is 1105 West 41st Street, Austin, TX 78756.

11	2026 Proxy Statement

The Board of Directors and
Certain Governance Matters
Our Board of Directors directs and oversees the management of our business and affairs and has three standing committees: the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate
Governance Committee. In addition, from time to time, the Board of Directors, in its discretion, establishes special committees for specific purposes.
Director Independence and Independence Determinations
Under our Corporate Governance Guidelines and Nasdaq Stock Market (“Nasdaq”) rules, a director is not independent unless our Board of Directors affirmatively determines that he or she does not have a material relationship with us or any of our subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with us or any of our subsidiaries).
Our Corporate Governance Guidelines define an “independent” director in accordance with Nasdaq Rule 5605(a)(2).
In addition, members of the Audit and Risk Committee and the Compensation Committee are subject to the additional independence requirements of applicable SEC rules and Nasdaq listing standards. Our Corporate Governance
Guidelines require our Board of Directors to review the independence of all directors at least annually, after taking into consideration the recommendation of the Nominating and Corporate Governance Committee.
In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the Nasdaq independence definition, our Board of Directors will determine, considering all relevant facts and circumstances, whether such relationship is material.
Our Board of Directors has affirmatively determined that each of Ms. Mather, Ms. Atchison, Mr. Brand, Ms. Griffin,
Ms. Hsiao, Mr. Korngold, Ms. Steele and Ms. Thomas-Graham qualifies as an independent director under Nasdaq listing standards, including with respect to committee service. Matthew Bromberg served as a director during fiscal year 2025, and he was affirmatively determined to be an independent director under Nasdaq listing standards.
In addition, our Board of Directors has affirmatively determined that each of Ms. Atchison, Ms. Steele and
Ms. Thomas-Graham is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934,
as amended (the “Exchange Act”), which pertains to service on our Audit and Risk Committee, and that each of
Mr. Korngold, Ms. Steele and Ms. Thomas-Graham is “independent” for purposes of Section 10C(a)(3) of the
Exchange Act, which pertains to service on our Compensation Committee. In making these determinations, our
Board broadly considers all relevant facts and circumstances, including detailed written information provided by each director regarding each director’s business and personal activities as they may relate to the Company and our management. There are no family relationships among any of our directors or executive officers.
Executive Sessions
In accordance with our Corporate Governance Guidelines, our non-management members of the Board meet in executive session, without management present, at least twice a year (and at such other times as they deem appropriate). If the non-management directors include directors who have not been determined to be independent, the independent directors shall separately meet in a private session at least twice a year (and at such other times as they deem appropriate) that excludes management and directors who have not been determined to be independent.
In addition, our independent directors that are not affiliated with our Sponsor meet from time to time in a private session that excludes management and any Sponsor-affiliated directors. Our Chair, or in her absence a director designated by the non-management or independent directors, as applicable, will preside at the executive sessions.
During 2025, the non-management directors held two executive sessions and the independent directors that are not affiliated with our Sponsor held three separate executive sessions.

12
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Board and Committee Self-Evaluations
In accordance with our Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate
Governance Committee, conducts a self-evaluation annually to determine whether it and its committees are functioning effectively. Such evaluation may include consideration of the individual performance of directors serving on our Board. The Nominating and Corporate Governance Committee also periodically considers the mix of skills and experience that each director brings to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.
Leadership Structure
Our Founder, Whitney Wolfe Herd, has served as our Chief Executive Officer since March 2025 (Ms. Wolfe Herd had previously served as Chief Executive Officer from January 2020 until January 2024). Ms. Wolfe Herd is also a director on our Board. Ann Mather has served as the Chair of our Board since March 2025 (Ms. Mather had previously served as our Chair from March 2020 until January 2024 and as Lead Director from January 2024 to March 2025).
We believe this leadership structure best serves the interest of Bumble and its stockholders, allowing our Board to continue to benefit from Ms. Mather’s independent leadership and extensive financial, operational and corporate governance expertise, while leveraging Ms. Wolfe Herd’s exceptional industry knowledge, passion, and history with our Company as the Founder.
This leadership structure is consistent with our Corporate Governance Guidelines, which do not impose a policy on whether the roles of Chairperson and Chief Executive Officer should be separate and, if the roles are to be separate, whether the Chairperson should be selected from the independent directors.
Communications with the Board
As described in our Corporate Governance Guidelines, stockholders and other interested parties who wish to communicate with the Chairperson of the Board, the chairperson of any of the Audit and Risk, Compensation or
Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the Company’s Chief Legal Officer at Bumble Inc.,
1105 West 41st Street, Austin, Texas 78756, who will forward such communications to the appropriate party. Such communications may also be sent by email to clo@team.bumble.com. Communications may be made confidentially or anonymously.
Board Committees and Meetings
Each of the Audit and Risk Committee, the Compensation Committee and the Nominating and Corporate Governance
Committee operates under a charter that has been approved by our Board of Directors. The composition and responsibilities of each committee are described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.

13	2026 Proxy Statement
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
The following table summarizes the current membership of each of the Audit and Risk, Compensation and
Nominating and Corporate Governance Committees.

	Audit and Risk Committee	Compensation Committee	Nominating and Corporate Governance Committee

R. Lynn Atchison
Amy M. Griffin
Jonathan C. Korngold
Ann Mather
Elisa A. Steele
Pamela A. Thomas-Graham

KEY	Chairperson	Member
All directors are expected to make their best effort to attend all meetings of the Board and meetings of the committees of which they are members. During the year ended December 31, 2025, the Board held eight meetings, the Audit and
Risk Committee held eight meetings, the Compensation Committee held five meetings and the Nominating and
Corporate Governance Committee held two meetings. During fiscal year 2025, all of our directors attended at least
75% of the meetings of the Board and committees during the time in which he or she served as a member of the
Board or such committee.
Audit and Risk Committee
Each of Mses. Atchison, Steele and Thomas-Graham has been determined to be “independent,” consistent with our
Audit and Risk Committee charter, Corporate Governance Guidelines, SEC rules and Nasdaq listing standards applicable to boards of directors in general and audit committees in particular. Our Board of Directors has also determined that each of Mses. Atchison, Steele and Thomas-Graham is “financially literate” within the meaning of the listing standards of the Nasdaq. In addition, our Board of Directors has determined that Ms. Atchison qualifies as an audit committee financial expert as defined by applicable SEC regulations.
The duties and responsibilities of the Audit and Risk Committee are set forth in its charter, which may be found on the
“Governance—Governance Documents” section of our investor relations website at https://ir.bumble.com, and include assisting the Board of Directors in overseeing the following:
●the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes and financial statement audits;
●the effectiveness of our control environment, including internal controls over financial reporting;
●our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;
●the independent registered public accounting firm’s qualifications, performance and independence;
●the effectiveness of our risk management processes, particularly with respect to financial risk exposure;
●the performance of our internal audit function; and
●our technology security and data privacy programs.
For additional information on the Audit and Risk Committee’s role and its oversight of the independent auditor during the most recently completed fiscal year, see “Report of the Audit Committee.”

14
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Nominating and Corporate Governance Committee
Each of Mses. Mather and Griffin has been determined to be “independent” as defined by our Corporate Governance
Guidelines and Nasdaq listing standards.
The duties and responsibilities of the Nominating and Corporate Governance Committee are set forth in its charter, which may be found on the “Governance—Governance Documents” section of our investor relations website at
https://ir.bumble.com, and include the following:
●identifying individuals qualified to become directors, consistent with the criteria approved by the Board of Directors, from time to time, and selecting, or recommending that our Board of Directors select, the director nominees for each annual meeting of stockholders or to fill vacancies or newly created directorships that may occur between such meetings;
●developing and recommending to the Board of Directors a set of corporate governance principles applicable to us and assisting the Board of Directors in complying with them;
●overseeing the evaluation of the Board of Directors;
●recommending members of the Board of Directors to serve on committees of the Board of Directors and evaluating the functions and performance of such committees;
●overseeing and approving the Chief Executive Officer continuity planning process; and
●otherwise taking a leadership role in shaping the corporate governance of the Company.
With respect to director compensation, our Nominating and Corporate Governance Committee reviews and recommends to the full Board of Directors the form and amount of director compensation, as well as makes recommendations regarding director’s and officer’s indemnification and insurance matters.
Compensation Committee
Each of Ms. Steele, Mr. Korngold and Ms. Thomas-Graham has been determined to be “independent” as defined by our Corporate Governance Guidelines and Nasdaq listing standards applicable to boards of directors in general and compensation committees in particular.
The duties and responsibilities of the Compensation Committee are set forth in its charter, which may be found on the
“Governance—Governance Documents” section of our investor relations website at https://ir.bumble.com, and include the following:
●overseeing our executive compensation policies and practices;
●reviewing and approving, or recommending to the Board of Directors, matters related to the compensation of our
Chief Executive Officer and our other executive officers, including annual base salary, bonus and equity-based incentives and other benefits;
●overseeing administration and monitoring of our incentive and equity-based compensation plans; and
●broadly overseeing matters relating to the attraction, motivation, development and retention of qualified individuals.
Our Compensation Committee makes the final determination regarding the annual compensation of our Chief
Executive Officer and our other executive officers, taking into consideration, among other things, each individual’s performance and contributions to the Company. As part of the Compensation Committee’s compensation setting process, the Chief Executive Officer will make recommendations to the Compensation Committee regarding compensation for executive officers other than herself, and the Compensation Committee may also invite other
Company employees from time to time to make presentations, provide financial or other background information or advice or to otherwise participate in meetings. Our Chief Executive Officer and other executive officers do not participate in the determination of their own respective compensation or the compensation of directors.

15	2026 Proxy Statement
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
The Compensation Committee currently retains the independent compensation consulting firm Semler Brossy
(“Semler”) to advise the Compensation Committee in its review of senior executive compensation. In April 2026, the Compensation Committee assessed the independence of Semler and determined that the firm’s work for the
Compensation Committee did not raise any conflicts of interest.
Board Attendance at Annual Stockholders’ Meeting
All directors are expected to make their best effort to attend any meeting of stockholders. Of the nine directors serving at the time, five members of our Board attended our 2025 Annual Meeting of Stockholders held virtually in 2025.
Compensation Committee Interlocks and Insider Participation
Other than Whitney Wolfe Herd and Lidiane S. Jones, no member of our Board of Directors was at any time during the last completed fiscal year one of our officers or employees. During 2025, none of the members of our
Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee. We are party to certain transactions with affiliates of Blackstone described in “Transactions with Related Persons.”
Corporate Governance Guidelines
Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board of Directors’ views and policies on a wide range of governance topics. These Corporate Governance
Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the
extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.
Our Corporate Governance Guidelines and other corporate governance information are available on the
“Governance—Governance Documents” section of our investor relations website at https://ir.bumble.com.
Code of Conduct and Supplemental Code of Ethics for Senior Financial Officers
We have adopted a Code of Conduct, which sets forth the standards for ethical conduct, that applies to all of our directors, officers and employees. The Code of Conduct, which is available on our website at https://ir.bumble.com and on our intranet sites, sets forth our policies and expectations on a number of topics, including compliance with laws, conflicts of interest, use of our assets, business conduct and fair dealing, as well as our commitment to providing a safe, inclusive and supportive workplace environment free from harassment. As part of our compliance and ethics program, new employees receive training regarding the Code of Conduct, and current employees receive supplemental training on an annual basis. The Code of Conduct provides a number of avenues to report openly, or anonymously (in the case of employees), any accounting allegation, compliance allegation (including non-compliance with applicable legal and regulatory requirements or the Code of Conduct), or retaliatory act, including through the telephone hotlines or website managed by EthicsPoint, our outside independent service provider, or by email to our
Chief Legal Officer or our Audit and Risk Committee, in each case at the telephone numbers and email addresses listed in the Code of Conduct. We last updated our Code of Conduct in April 2025 to make certain administrative and operational updates.
We have also adopted a Supplemental Code of Ethics for Senior Financial Officers that applies to our Chief Executive
Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer. The
Supplemental Code of Ethics, which is available on our website at https://ir.bumble.com and on our intranet sites, addresses matters specific to those senior financial positions in the Company, including responsibility for the disclosures made in our filings with the SEC, reporting obligations with respect to certain matters and a general obligation to promote honest and ethical conduct within the Company. The senior financial officers are also required to comply with the Code of Conduct.

16
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Each of our Code of Conduct and our Supplemental Code of Ethics for Senior Financial Officers qualifies as a “code of ethics,” as defined in Item 406(b) of Regulation S-K. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website. The information contained on, or accessible from, our website is not part of this Proxy Statement. Our Code of Conduct is available free of charge upon request to our Chief Legal Officer at 1105 West 41st Street, Austin, TX 78756.
Oversight of Risk Management
The Board has broad oversight of risk management related to us and our business while delegating certain specific risk oversight responsibilities to its committees. The Board oversees our risk management activities through a combination of processes, including direct engagement with management.
The Audit and Risk Committee represents the Board by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, the review of related person transactions, our compliance with legal and regulatory requirements and the effectiveness of our risk management processes, particularly with respect to financial and operational risk exposures.
Through its regular meetings with management, including the finance, legal and internal audit functions, the Audit and
Risk Committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors.
The Compensation Committee monitors risks associated with the design and administration of our compensation programs, including our incentive-based compensation programs, to promote an environment that does not encourage unnecessary and excessive risk-taking by our employees, including our senior executives. In view of this oversight and based on an assessment conducted by management working with the Compensation Committee’s independent consultant, we do not believe that our employee compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. See “Compensation Discussion and
Analysis—Risk and Executive Compensation” for a complete description.
The Nominating and Corporate Governance Committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, corporate governance and overall Board effectiveness. Our Nominating and Corporate Governance Committee is also responsible for reviewing and advising on material topics related to sustainability and responsible business practices and assisting the Board with respect to its oversight of our programs related to such matters.
In addition, our Board receives periodic detailed operating performance reviews from management. Our Chief
Information Security Officer provides periodic updates to the Audit and Risk Committee and the Board regarding a range of cybersecurity activities while maintaining the confidentiality, integrity and availability of information, including member information under our custody. Our information security management system takes a risk-based approach to cybersecurity and consists of various programs, including secure software development, operational security, vulnerability management and security education. Our threat detection capabilities include automated 24/7 detection and alerting with automated response protocols designed to support rapid analysis and enrichment for security analysts who are guided by a formally documented Incident Response Plan in the event of a breach. Our Privacy
Counsel and Data Protection Officer provide an annual report to the Audit and Risk Committee regarding Bumble’s data privacy and compliance activities (required by applicable laws, including the General Data Protection Regulation
(“GDPR”) and any U.S. state-specific privacy laws), which are designed to protect and safeguard our members’ data through comprehensive, documented privacy impact assessment procedures, as well as through dedicated privacy incident monitoring and reporting. For further information related to our cybersecurity strategy, risk management and governance, please refer to “Item 1C—Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended
December 31, 2025.
The Board also receives updates from management from time to time on material topics and activities related to sustainability and responsible business practices to review and guide Bumble’s larger strategy related to such matters.

17	2026 Proxy Statement
THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS
Oversight of Compliance
The Chief Legal Officer oversees our compliance programs. The Chief Legal Officer’s duties include: regularly updating the Audit and Risk Committee on the effectiveness of our compliance programs, providing periodic reports to the Board, and working closely with our various compliance functions to promote coordination and sharing of best practices across these functions.
Disclosure Committee
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is currently chaired by our Chief Financial Officer.
Securities Trading Policy
We have adopted a Securities Trading Policy that governs the purchase, sale and/or other disposition of our securities by our directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of Nasdaq. The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s Chief Legal Officer prior to engaging in transactions involving the Company’s securities. See “Compensation Discussion and Analysis—Risk and Executive
Compensation—Securities Trading Policy and Hedging” for a complete description. The Company's Securities
Trading Policy is included as Exhibit 19.1 to our Annual Report on Form 10-K. In addition, with regard to the
Company's trading in its own securities, it is the Company's policy to comply with the federal securities laws and the applicable exchange listing requirements.
Controlled Company Exception
In connection with our IPO, our Principal Stockholders entered into a stockholders agreement, described in
“Transactions with Related Persons,” and beneficially own approximately 83.7% of the combined voting power of our
Class A and Class B common stock as of April 6, 2026, the Record Date. As a result, we are a “controlled company”
within the meaning of the Nasdaq corporate governance standards. Under these corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a
“controlled company” and may elect not to comply with certain corporate governance standards, including the requirements (1) that a majority of our Board of Directors consist of independent directors, (2) that our Board of
Directors have a compensation committee that consists entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities and (3) that our director nominations be made, or recommended to our full Board of Directors, by our independent directors or by a nominations committee that consists entirely of independent directors and that we adopt a written charter or Board resolution addressing the nominations process. Although we are not relying on the exemptions from these corporate governance requirements, if we do rely on such exemptions in the future, our stockholders will not have the same protections afforded to stockholders of companies that are subject to these corporate governance requirements. In the event that we cease to be a
“controlled company” and our shares continue to be listed on Nasdaq, we will be required to comply with these provisions within the applicable transition periods.

18

Sustainability and Responsible Business
At Bumble, we remain committed to conducting our business responsibly, and with a clear focus on the issues that most meaningfully shape our societal impact and long-term sustainability. We prioritize the topics that are most material to our business and stakeholders, and we believe that embedding responsible practices across our operations strengthens our mission, supports our strategy, enhances risk management, and creates lasting value for our members, partners, suppliers, investors, and the communities we serve globally. Together, these efforts form the foundation of our approach to responsible business.
Our commitment begins with strong governance and leadership at the Board and executive management levels of the
Company. Our Nominating and Corporate Governance Committee is responsible for reviewing and advising on material sustainability and responsible business topics and assisting the Board of Directors in overseeing our programs related to these matters. At the management level, a cross-functional internal committee of senior leaders guides the development, implementation, and disclosure of our sustainability objectives, ensuring alignment across the organization. This governance structure helps ensure accountability and consistency in how we advance our priorities.
Building upon the release of our inaugural Impact Report in 2024, we published our Impact Scorecard in 2025, outlining the foundation of our sustainability- and responsible business-informed strategy. The Impact Scorecard highlights the following material focus areas: safety practices, belonging, data privacy and cybersecurity, responsible vendor management, and environmental sustainability, along with our broader approach to product stewardship.
These focus areas reflect where we believe we can have the greatest impact while supporting long-term value creation. Our Impact Report, Impact Scorecard and additional responsible business disclosures are available in the
“Responsible Business” section of our investor relations website at https://ir.bumble.com.
A Safer, Better Internet
Trust & Safety: We anchor our vision for bringing people together by enabling healthy relationships, through thoughtful and comprehensive safety strategies, policies, features and programs to drive a positive and empowering member experience. In 2025, we continued our investment to drive enhanced safety on our platforms. These efforts included the launch of in-app selfie-based photo verification and identity verification flows for Bumble. These two features strengthen our ability to identify potentially inauthentic profiles and help reassure members that others they interact with are who they say they are.
We further enhanced our safety ecosystem by deepening partnerships and advancing cross-sector collaboration to address online harms at scale. For example, we operationalized a new safety infrastructure partnership with Tech
Against Terrorism, enhancing our ability to detect and mitigate higher-impact threats in alignment with evolving regulatory and industry standards.
In our partnership with Movember, we continued shaping healthier digital cultures in the Young Men’s Media
Collective, designed to support “test and learn” initiatives to generate evidence-based insights on fostering healthier expressions of masculinity among young men online. As the only dating app serving on the Australia-based
Behavioural Insights Team’s “Combatting Online Misogyny” advisory committee, we contributed platform expertise to inform practical, research-backed interventions.
Through expanded engagement with leading trust and safety organizations, we helped advance collective standards for prevention, response, and survivor support across the industry. Building on this collaborative approach, under our flagship Bloom program delivered with Chayn, we piloted Australia’s first dedicated Online Support Group for victims of romance scams. Developed in collaboration with Australia’s National Anti-Scam Centre, The Survivor Hub, and
LoveSaid, this program combined therapeutic guidance with peer facilitation in a small-group setting. Our model fostered psychological safety, mutual validation, and targeted psychoeducation—addressing both the emotional and practical impacts of financial abuse.

19	2026 Proxy Statement
SUSTAINABILITY AND RESPONSIBLE BUSINESS
In parallel with our external efforts, we continued to prioritize the wellbeing and resilience of our internal Trust &
Customer Experience teams. We evolved our partnership with Zevo Health and expanded Mental Health First Aid training across multiple cohorts. By equipping employees with the tools to recognize and respond to mental health challenges, we strengthened both individual resilience and our broader culture of care.
Data Privacy & Cybersecurity: Complementing our safety investments, we continued to strengthen our global privacy and cybersecurity posture in 2025 through focused investment and operational maturity. We consolidated key elements of our security tooling into a unified security stack, enhancing visibility across our environment, reducing complexity, and improving our ability to prevent, detect, and respond to threats at scale. This approach drives greater consistency in controls and enables more effective enterprise risk management.
We further matured our 24/7 incident response capabilities, refining internal processes and ways of working to enable more rapid identification, escalation, and containment of security events. These enhancements are designed to strengthen resilience and ensure we can respond effectively to an evolving threat landscape.
We also expanded our data protection capabilities through the introduction of enhanced data loss prevention (DLP)
tooling, improving our ability to safeguard sensitive information across key systems and workflows. In parallel, we implemented a new third-party onboarding solution to help ensure vendors meet or exceed our security requirements before engaging with our environment.
Within application security, we continued to increase our use of AI-enabled capabilities to improve code analysis, vulnerability identification, and remediation workflows, while maintaining appropriate governance and oversight.
We remained compliant with applicable PCI standards, underscoring our ongoing commitment to maintaining robust safeguards for payment-related data.
Finally, we invested in expanding our security team and deepening specialized expertise across critical domains, strengthening our ability to address emerging risks and support the evolving needs of our members, employees, and partners.
AI Governance: Bumble continues to utilize AI to develop innovative product features that strive to enhance our members' experience. We also have an AI committee consisting of cross-functional, senior-level leaders who work on our commitment to advance the responsible use of AI, keeping pace with the evolving technology. In 2024, our AI committee focused on developing a comprehensive AI governance framework, including a formal process, where applicable, to ensure that new AI models and systems are developed to support the responsible development of AI models and in a way that seeks to align with Bumble's AI strategy, the core principles of responsible AI, and evolving legal and regulatory requirements. In 2025, the AI committee refreshed and refined these principles, and work continues to operationalize them across our products, processes and tooling.
Public Policy: Alongside our product and operational efforts, our public policy work focuses on advocating to make our society safer for women—both online and in real life—and ensuring our awareness and responsiveness to major regulatory and policy changes across the globe. In 2025, we continued advancing policy initiatives aimed at promoting standards for safer online spaces for women globally.
In the United Kingdom, following our prior campaigns to criminalize the unsolicited sending of nude images in the
Online Safety Act, we have continued to engage with policymakers and regulators on implementation. In 2025, we supported and contributed to the development of guidance issued by the UK communications services regulator, to assist companies in creating safer online experiences for women and girls. Through our public-policy-led initiative,
Brunch with Bumble, a series of conversations prioritizing women’s online safety, we maintain an ongoing dialogue on emerging risks and solutions across regions. As part of this effort, we hosted a roundtable discussion in Sydney,
Australia, convening academia, women’s safety organizations, survivors of online violence, researchers, and
Australia’s eSafety Commissioner to explore societal, technical, and regulatory interventions needed to drive lasting systemic change in combating gender-based violence online.

20
SUSTAINABILITY AND RESPONSIBLE BUSINESS
In the United States, we continued our work to advocate for the criminalization of non-consensual intimate image abuse and support victims of such crimes. We became the first technology company and only dating app to support the DEFIANCE Act, legislation that would provide a private right of action to individuals who were subjected to being made into non-consensual deepfake nude images and videos. Additionally, we continue to support the bipartisan
CONSENT Act, the first-ever federal cyberflashing bill which would provide a private right of action for recipients of lewd images, including those altered by artificial intelligence technologies.
Healthy & Safe Relationships
Social Impact: Bumble’s commitment to social impact is focused on building partnerships with nonprofits that align with our core pillars of fostering healthy, safer relationships and driving equity for women. In 2025, we continued our long-standing support of the National Domestic Violence Hotline (U.S.). As part of our efforts to support non-profits’
work on enhancing online safety, we donated to the Internet Watch Foundation in the UK to support their work on raising awareness on tech-facilitated violence against women through the sponsorship of their roundtable discussion during the Labour Digital Summer conference in May 2025. In response to the wildfires in the Los Angeles area in
January 2025, we made donations to World Central Kitchen and Baby2Baby.
Employee Engagement & Belonging: During the course of 2025, we continued to invest in robust listening and engagement mechanisms, partnering with Culture Amp and our Data teams to evolve our engagement survey design and governance. During 2025, we refined our survey approach and launched a quarterly engagement survey, focusing on clarity of expectations, psychological safety, collaboration, and confidence in company strategy, and made explicit how each item would drive actionable insights. We strengthened controls around raw data access to preserve anonymity and employee trust while still enabling meaningful team-level analysis, and used these insights to prioritize transparency in leadership decision-making and alignment between strong local team environments and confidence in Bumble’s future direction.
We also advanced our hub strategy by opening our third hub in New York, and by becoming more intentional about where we hire and co‑locate teams and how we use in‑person time. We prioritized recruitment into key hubs and organized teams so that more employees could work alongside their closest collaborators, and used office-based
“moments that matter”—such as Hive Weeks (a week of scheduled events and activities to bring employees together at our hub locations), leadership onsites, onboarding, engagement debriefs and planning sessions—to deepen connection, facilitate listening, and reinforce Belonging. This approach is designed to maximize collaboration and ensure our physical spaces support the employee engagement, feedback, and community‑building initiatives that matter most.
Our Employee Resource Groups (ERGs) remained a cornerstone of Belonging, delivering year‑round programming across geographies and identities. In 2025, we coordinated the launch of three new ERGs. We now support 6 self-
governed ERGs that facilitate connection through in-person and virtual activations, such as Hive Week “Get to Know the ERGs” showcases in London, Black History Month trivia events, and global Pride Month panels spotlighting
LGBTQIA+ experiences in tech.
We also extended programming to remote employees through virtual cultural celebrations and educational sessions, including a guest speaker series with industry leaders, ensuring that connection and recognition were not limited to office-based experiences.
Environmental Stewardship
Finally, in 2025, we were proud to reach our net zero goal which sought to eliminate or remove our scope 1 and scope 2 emissions, as well as scope 3 emissions related to data processing. We made continued progress towards a global server refresh effort to downsize and modernize our physical infrastructure, which directly benefits our objectives to achieve energy efficiency. For more information on these and other initiatives, please see our
Impact Report and Impact Scorecard on the “Responsible Business” section of our investor relations website at
https://ir.bumble.com.

21	2026 Proxy Statement

Nomination Process and
Director Qualifications
Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for identifying, evaluating and recommending nominees for election to our Board.
Depth of experience, fitness and the ability to make meaningful contributions to our Board’s oversight of the business and affairs of Bumble, in addition to a willingness to exercise independent judgment, and an impeccable reputation for honest and ethical conduct that aligns with our core values, are important factors when identifying prospective director candidates. Additionally, in identifying potential director candidates, our Board evaluates a candidate’s time commitments to ensure the appropriate amount of time, energy and care is given to the needs of our business.
In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management and other sources, including third party recommendations.
The Nominating and Corporate Governance Committee may also engage firms that specialize in identifying director candidates to our Board. Director nominations also may be made at the recommendation of stockholders pursuant to our Bylaws. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral.
Our Bylaws establish advance notice procedures with respect to the nomination of candidates for election as directors, other than nominations made by or at the direction of the Board of Directors or a committee of the Board. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Additional information regarding the process for properly submitting stockholder nominations for candidates for membership to our Board of Directors is set forth below under
“Stockholder Proposals for the 2027 Annual Meeting.”
In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance
Committee also may assess the contributions of those directors recommended for re-election in the context of the
Board evaluation process and other perceived needs of the Board.
Blackstone is also entitled to designate a non-voting observer to attend meetings of our Board of Directors pursuant to our stockholders agreement. In addition, pursuant to the terms of our stockholders agreement, Blackstone and
Whitney Wolfe Herd, our Founder and Chief Executive Officer, have the right to designate nominees to our Board of
Directors subject to the maintenance of certain ownership requirements in the Company. For additional information on our stockholders agreement, see “Transactions with Related Persons.”
Director Qualifications and Composition Developments
Our Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively in light of Bumble’s business, structure and risk.
As specified in our Corporate Governance Guidelines, in identifying candidates for membership on the Board, the
Nominating and Corporate Governance Committee takes into account (1) minimum individual qualifications, including strength of character, mature judgment, familiarity with Bumble’s business and industry, independence of thought and an ability to work collegially with the other members of the Board, and (2) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, technology background, compliance background, executive compensation background and the size, composition and combined expertise of the Board.

22
NOMINATION PROCESS AND DIRECTOR QUALIFICATIONS
Matthew S. Bromberg, who had served as a director since July 2020, resigned from the Board, effective June 5,
2025. The Board thanks him for his dedicated service.
Board Dashboard
Our directors possess broad expertise, skills, experience and perspectives that facilitate the strong oversight and strategic direction required to govern Bumble’s business and strengthen and support senior management. As illustrated below, each of our directors brings a diversity of skills and experiences to his or her service on the Board that aligns with the Company’s business and long-term strategy and reflects the Board’s commitment to diverse perspectives. For a brief biographical description of each of our directors, including a description of the experience, qualifications, skills and attributes of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time, see “Proposal No. 1—Election of Directors.”
Our Board Skills, Experience and Composition
The following chart of board skills and experience provides an overview of the diversity of experience on our current Board.

	Senior Leadership	Industry Knowledge	Technology	Financial Expertise	Public/Private Board Experience	International/ Global Business

Whitney Wolfe Herd	●	●			●	●
Ann Mather	●	●		●	●	●
R. Lynn Atchison	●	●		●	●	●
Martin Brand	●	●	●	●	●	●
Amy M. Griffin	●	●			●
Sissie L. Hsiao	●		●			●
Jonathan C. Korngold	●	●	●	●		●
Elisa A. Steele	●	●	●	●	●	●
Pamela A. Thomas-Graham	●			●	●
	9 of 9	7 of 9	4 of 9	6 of 9	7 of 9	7 of 9
The following charts provide an overview of the composition of our Board.

Racially/Ethnically Diverse: 22%

Women: 78%

Board Diversity: 78%

Average Age: 54

23	2026 Proxy Statement

Proposal No. 1—Election of Directors
Our Board of Directors currently consists of nine directors and is divided into three classes with staggered three-year terms. R. Lynn Atchison, Amy M. Griffin and Sissie L. Hsiao constitute a class with a term that expires at this Annual
Meeting (the “Class II Directors”); Whitney Wolfe Herd and Elisa A. Steele constitute a class with a term that expires at the annual meeting of stockholders in 2027 (the “Class III Directors”); and Ann Mather, Martin Brand,
Jonathan C. Korngold and Pamela A. Thomas-Graham constitute a class with a term that expires at the annual meeting of stockholders in 2028 (the “Class I Directors”).
Our Bylaws provide that the number of directors shall be determined by the Board, which has currently set the number at 9. Proxies cannot be voted for a greater number of persons than the nominees named.
Upon the recommendation of the Nominating and Corporate Governance Committee, the full Board has considered and nominated each of the three Class II nominees named below, each of whom is currently serving as a Class II
Director, to be elected for a three-year term expiring at the annual meeting of stockholders in 2029 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal from office. Each director will be elected by a plurality of the votes cast in respect of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, which means that the three individuals nominated for election to our Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected.
Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) attached to this
Proxy Statement intend to vote the proxies held by them for the election of R. Lynn Atchison, Amy M. Griffin and
Sissie L. Hsiao. All of the nominees have indicated that they are willing and able to serve as directors. If any nominee becomes unwilling or unable to serve as a director, the Board may propose another person in place of that nominee, and the individuals designated as your proxies will vote to appoint that proposed person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board. Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of the nominees named in this Proxy Statement. Because of their collective voting power, these nominees are assured election.
Nominees for Election to the Board of Directors in 2026
The following information describes the offices held, other business directorships and the class and term of each director nominee. Beneficial ownership of equity securities of the director nominees is shown under “Ownership of
Securities” below.

24
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Class II—Directors Whose Term Expires in 2026
Age: 66
Director Since: October 2020
Committee Membership:
●Audit and Risk (Chair)
R. Lynn Atchison
PRINCIPAL OCCUPATION AND OTHER INFORMATION
R. Lynn Atchison has served as a member of our Board of Directors since
October 2020. Ms. Atchison also serves as a director of Q2 Holdings, Inc. (NYSE:
QTWO), a provider of virtual banking solutions, and Zen Business, a financial technology and business services company. She served on the board of directors of
Absolute Software Corporation until July 2023. Ms. Atchison previously served as Chief
Financial Officer of Spredfast, Inc., a social marketing software provider (acquired by
Lithium Technologies, LLC.), from February 2017 to September 2018. Prior to joining
Spredfast, Ms. Atchison served as the Chief Financial Officer of HomeAway, Inc., a provider of online vacation rental services (acquired by Expedia, Inc.), from August
2006 until March 2016. Prior to that, Ms. Atchison served as Chief Financial Officer of, or consultant to, various software and technology organizations, including Hoover’s Inc., an early online provider of company information. Ms. Atchison began her career with
Ernst & Young in the assurance division. Ms. Atchison is a retired Certified Public
Accountant and holds a B.B.A. in accounting from Stephen F. Austin State University.
QUALIFICATIONS
Ms. Atchison’s extensive accounting and financial expertise and extensive experience managing technology companies makes her a valuable member of our Board of
Directors and Audit and Risk Committee.

Age: 50
Director Since: February 2021
Committee Membership:
●Nominating and Corporate
Governance
Amy M. Griffin
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Amy M. Griffin has served as a member of our Board of Directors since February 2021.
Ms. Griffin is the Founder and Managing Partner of G9 Ventures, an early-stage fund focused on supporting companies that empower consumers to live, look, and feel better. Prior to founding G9 Ventures, Ms. Griffin began her career in marketing at
Ms. and Working Woman magazines before moving on to work at Sports Illustrated as a Sports Marketing and Olympic Manager. Beginning in 2011, Ms. Griffin started leveraging her operating and branding experience to both invest in and work alongside early-stage companies. In 2018, she formalized her portfolio into G9 Ventures.
Ms. Griffin currently serves on the board of directors of Spanx and Gagosian Gallery, in addition to the board of trustees of The Metropolitan Museum of Art and the women’s board of the Boys Club of New York. Ms. Griffin serves on the advisory board of the
One Love Foundation and has held board positions at a number of other organizations, including KIPP, The Virginia Athletics Foundation, The Spence School, and The Mead
Foundation. She also serves as a trustee of the John & Amy Griffin Foundation.
Ms. Griffin graduated from The University of Virginia with a B.A. in English.
QUALIFICATIONS
Ms. Griffin’s experience as a successful entrepreneur and investor, together with her marketing and operating experience, makes her a valuable member of our Board of
Directors and Nominating and Governance Committee.

25	2026 Proxy Statement
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Age: 47
Director Since: October 2023
Committee Membership:
●None
Sissie L. Hsiao
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Sissie L. Hsiao has served as a member of our Board of Directors since October 2023.
Ms. Hsiao is the Vice President and General Manager of Google Assistant and Bard,
leading many of Google’s advancements applying AI, natural language, and speech technologies to consumer products. Prior to her current role at Google, Ms. Hsiao was responsible as Vice President and General Manager for Google’s Display, Video, and
App Advertising businesses between 2012 and 2021. Prior to that, she led product development of Google Analytics and Google Slides from 2006 to 2012. Ms. Hsiao’s career started at Microsoft, where she was responsible for graphics technologies within the Microsoft Office suite from 2000 to 2006. Ms. Hsiao holds a B.S. in Electrical
Engineering and Computer Science from UC Berkeley.
QUALIFICATIONS
Ms. Hsiao’s extensive strategic and operational experience, particularly with technology companies, makes her a valuable member of our Board of Directors.

The Board of Directors Recommends that stockholders vote “FOR” the election of each of the director nominees named above.

26
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Continuing Directors
The following information describes the offices held, other business directorships and the class and term of each of the directors who are serving for terms that end after the Annual Meeting. Beneficial ownership of equity securities of the directors is shown under “Ownership of Securities” below.
Class III—Directors Whose Term Expires in 2027
Age: 36
Director Since: January 2020
Committee Membership:
●None
Whitney Wolfe Herd
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Whitney Wolfe Herd is the Founder of Bumble app and our Chief Executive Officer,
and has served as a member of our Board of Directors since January 2020. From
January 2024 to March 2025, she served as our Executive Chair. Before assuming the Executive Chair role, Ms. Wolfe Herd served as the Chief Executive Officer of the Company from January 2020 to January 2024. She resumed her role as Chief
Executive Officer in March 2025. Prior to founding Bumble app in 2014, Ms. Wolfe Herd was a co-founder of Tinder, a dating application, where she served as Vice President of
Marketing from May 2012 to April 2014. Currently, Ms. Wolfe Herd serves on the board of directors of Imagine Entertainment as well as the executive board at Southern
Methodist University’s Dedman College of Humanities and Sciences, where she graduated with a B.A. in International Studies.
QUALIFICATIONS
Ms. Wolfe Herd’s perspective and experience as our Founder and former Chief
Executive Officer make her a valuable member of our Board of Directors.

Age: 59
Director Since: July 2020
Committee Membership:
●Audit and Risk
●Compensation (Chair)
Elisa A. Steele
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Elisa A. Steele has served as a member of our Board of Directors since July 2020.
Ms. Steele has served as a director of Namely, Inc., a human resources software company, including serving as the chair of the Namely board of directors from July 2019 through the sale of the company in 2022. She previously served as the Chief Executive
Officer of Namely from August 2018 to July 2019. Prior to joining Namely, Ms. Steele served in various positions at Jive Software, Inc., a collaboration software company
(acquired by Aurea Software, Inc.), including as Chief Executive Officer and President, from February 2015 to July 2017. Prior to joining Jive Software, Ms. Steele served as
Chief Marketing Officer and Corporate Vice President, Consumer Apps & Services at
Microsoft Corporation, a worldwide provider of software, services and solutions, and
Chief Marketing Officer of Skype, an internet communications company. Ms. Steele also has held executive leadership positions at Yahoo! Inc. and NetApp, Inc. Ms. Steele also serves on the boards of directors of Nextdoor (NYSE: KIND), Procore Technologies,
Inc. (NYSE: PCOR), JFrog Ltd (NASDAQ: FROG), Tonal and people.ai. She previously served on the boards of directors of Amplitude, Inc. until June 2025 and Splunk Inc.
until March 2024. Ms. Steele holds a B.S. in Business Administration from the
University of New Hampshire and an M.B.A. from the Lam Family College of Business at San Francisco State University.
QUALIFICATIONS
Ms. Steele’s extensive strategic and leadership experience with technology companies, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit and Risk and
Compensation Committees.

27	2026 Proxy Statement
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Class I—Directors Whose Term Expires in 2028
Age: 66
Director Since: March 2020
Committee Membership:
●Nominating and Corporate
Governance (Chair)
Ann Mather
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Ann Mather has served as the Chair of our Board of Directors since March 2025.
Ms. Mather previously served as the Chair of our Board of Directors from March 2020 to December 2023. Prior to resuming her role as the Chair of our Board in March 2025,
Ms. Mather served as the Lead Director from January 2024 to March 2025. Ms. Mather has more than 20 years of experience serving as a finance executive in a number of technology and media companies, particularly public companies, overseeing and assessing company performance. Ms. Mather serves as a member of the board of directors of Netflix, Inc. (NASDAQ: NFLX), a streaming media company. Ms. Mather also serves on the board of directors of Veem Inc., a payment service provider, Color
Health, Inc., an essential healthcare service provider, Aible, Inc., an enterprise AI solutions provider, Genesys Inc., a software company, and Pattern Inc., an e-commerce acceleration platform. Ms. Mather also serves as an independent trustee to the Dodge
& Cox Funds board of trustees. Ms. Mather previously served on the boards of directors of various public companies, including Blend Labs, Inc. until June 2024, Alphabet Inc.
until October 2023 and Arista Networks, Inc. until May 2022. From September 1999 to
April 2004, Ms. Mather was Executive Vice President and Chief Financial Officer of
Pixar, a computer animation film studio. Prior to her service at Pixar, Ms. Mather was
Executive Vice President and Chief Financial Officer of Village Roadshow Pictures, the
film production division of Village Roadshow Limited. Ms. Mather holds a Master of Arts degree from the University of Cambridge, is an honorary fellow of Sidney Sussex
College, Cambridge, and is a chartered accountant.
QUALIFICATIONS
Ms. Mather’s extensive financial, operational and corporate governance expertise, particularly within technology companies, as well as her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors and Nominating and Corporate Governance Committee.

Age: 51
Director Since: August 2024
Committee Membership:
●None
Martin Brand
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Martin Brand has served as a member of our Board of Directors since August 2024.
Mr. Brand is Head of Blackstone Capital Partners. Before joining Blackstone in
August 2003, Mr. Brand worked as a derivatives trader with Goldman Sachs in New
York and Tokyo from August 1998 through June 2000, and was with McKinsey &
Company in London from 2000 through 2001. He is a director of London Stock
Exchange Group, UKG Software, Liftoff Mobile, First Eagle, Smartsheet and Cvent.
Mr. Brand also serves as a trustee of the American Academy Berlin. Mr. Brand received a BA/MA in Mathematics and Computation, First Class Honors, from Oxford University in 1998 and an MBA from the Harvard Business School in 2003.
QUALIFICATIONS
Mr. Brand’s extensive strategic, financial and leadership experience, as well as his extensive experience with investments in technology companies, makes him a valuable member of our Board of Directors.

28
PROPOSAL NO. 1—ELECTION OF DIRECTORS
Age: 52
Director Since: January 2020
Committee Membership:
●Compensation
Jonathan C. Korngold
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Jonathan C. Korngold has served as a member of our Board of Directors since
January 2020. Mr. Korngold is a Senior Managing Director and Global Head of
Blackstone’s Growth Equity Business, which is focused on providing capital to companies seeking to manage the execution risks associated with high-growth environments. Mr. Korngold is a member of both the BXG and Tactical Opportunities
Investment Committees at Blackstone. Prior to joining Blackstone in 2019, Mr. Korngold served in various roles at General Atlantic since 2001, most recently as the head of
General Atlantic’s Global Financial Services and Healthcare sectors, Chairman of the firm’s Portfolio Committee, and as a member of the firm’s Management and Investment
Committees. Prior to joining General Atlantic in 2001, Mr. Korngold was a member of
Goldman Sachs’ Principal Investment Area and Mergers & Acquisitions groups in
London and New York, respectively. Mr. Korngold holds an M.B.A. from Harvard
Business School and graduated with an A.B. in Economics from Harvard College.
QUALIFICATIONS
Mr. Korngold’s extensive strategic, financial and leadership experience, as well as his extensive experience with investments in technology companies, makes him a valuable member of our Board of Directors and Compensation Committee.

Age: 62
Director Since: August 2020
Committee Membership:
●Audit and Risk
●Compensation
Pamela A. Thomas-Graham
PRINCIPAL OCCUPATION AND OTHER INFORMATION
Pamela A. Thomas-Graham has served as a member of our Board of Directors since
August 2020. Since August 2016, Ms. Thomas-Graham has served as the Founder and
Chief Executive Officer of Dandelion Chandelier LLC, a private digital media enterprise focused on the world of luxury. From 2010 to 2016, she served as a member of the
Executive Board at Credit Suisse, a multinational investment bank and financial services company. While at the firm she held several titles, including Chair, New
Markets for the Private Bank; and Global Chief Marketing and Talent Officer. From 2008
to 2010, she served as a Managing Director at Angelo, Gordon & Co., a privately held investment firm. From 2005 to 2007, Ms. Thomas-Graham was a Group President of
Liz Claiborne Inc. (now Tapestry). She served as President and Chief Executive Officer of NBC Universal’s CNBC television, and President and Chief Executive Officer of
CNBC.com, beginning in 1999. She began her career at global consultancy firm
McKinsey & Co. in 1989, becoming the firm’s first black woman partner in 1995.
Ms. Thomas-Graham serves as a board member of Peloton Interactive Inc. (NASDAQ:
PTON); and Compass, Inc. (NYSE: COMP). She also previously served on the boards of directors of Rivian Automotive, Inc. until June 2024 and Bank of N.T. Butterfield &
Son Ltd until May 2024. Ms. Thomas-Graham holds a B.A. in Economics from Harvard
University and a joint M.B.A.—J.D. from Harvard Business School and Harvard Law
School.
QUALIFICATIONS
Ms. Thomas-Graham’s extensive strategic and operational experience, together with her extensive service on the boards of public companies, makes her a valuable member of our Board of Directors, as well as our Audit and Risk and Compensation Committees.
There are no family relationships among any of our directors or executive officers.

29	2026 Proxy Statement

Compensation of Directors
The following table provides summary information concerning the compensation of our non-employee directors for the year ended December 31, 2025. Because they served as executive officers during the year, Whitney Wolfe Herd and
Lidiane Jones (who departed as our Chief Executive Officer on March 16, 2025) did not receive compensation in connection with their service on our Board. Their compensation is presented in the section entitled “Executive
Compensation” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)

Ann Mather(2)	380,423	235,539	—	615,962

R. Lynn Atchison(2)	155,423	235,539	—	390,962

Martin Brand(3)	—	—	—	—

Matthew S. Bromberg(4)	32,349	—	—	32,349

Amy M. Griffin	85,000	235,539	—	320,539

Sissie L. Hsiao	75,000	235,539	—	310,539

Jonathan C. Korngold(3)	—	—	—	—

Elisa A. Steele(2)	153,448	235,539	—	388,987

Pamela Thomas-Graham(2)	122,500	235,539	—	358,039

(1)The amounts reported above for Mses. Mather, Atchison, Griffin, Hsiao, Steele and Thomas-Graham and Mr. Bromberg represent the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units granted on June 5, 2025, representing each director’s annual award.
(2)Each of Mses. Mather, Atchison, Steel and Thomas-Graham served as members of special committees during 2025 and received additional cash compensation for such service. Mses. Mather, Atchison and Thomas-Graham served on a special committee during the first two quarters of 2025. Mses. Mather and Atchison served on a special committee from February 10, 2025 to March 31, 2025 and from August 22, 2025 to December 17, 2025 and Ms. Steele served on such special committee from February 10, 2025 to March 10, 2025.
Mses. Mather, Atchison and Steele served on a special committee from April 27, 2025 to July 29, 2025. The total payments for special committee service during 2025 were $30,423 each for Ms. Atchison and Ms. Mather, $8,448 for Ms. Steele, and $12,500 for
Ms. Thomas-Graham.
(3)Directors appointed by Blackstone do not receive any compensation from the Company for serving on the Board.
(4)Mr. Bromberg resigned from the Board effective June 5, 2025.

30
COMPENSATION OF DIRECTORS
The following table lists all outstanding equity awards held by the non-employee directors listed above as of
December 31, 2025.

Name	Time Vesting Incentive Units (#)	Exit Vesting Incentive Units (#)	RSUs (#)

Ann Mather	239,769	159,845	44,026

R. Lynn Atchison	59,943	39,961	44,026

Martin Brand	—	—	—

Matthew S. Bromberg(1)	23,978	27,751	—

Amy M. Griffin	59,943	39,961	44,026

Sissie L. Hsiao	—	—	49,441

Jonathan C. Korngold	—	—	—

Elisa A. Steele	23,976	26,642	44,026

Pamela Thomas-Graham	59,943	39,961	44,026

(1)Mr. Bromberg resigned from the Board effective June 5, 2025.
Non-Employee Director Compensation Policy
Effective July 29, 2025, our Board of Directors adopted an updated compensation framework for the non-employee directors of the Company (other than directors employed by Blackstone Inc. and its affiliates) as follows:
Cash Compensation:
●Annual Retainer. An annual cash retainer of (i) $300,000 for the director serving as the chairperson or Lead
Director, as applicable, of the Board, and (ii) $75,000 for each other director serving on the Board, in each case, payable quarterly in arrears, and pro-rated for the period of service on the Board.
●Chairpersons Retainer: The amount of the cash retainer for the chairperson of each of the Audit and Risk
Committee, Nominating and Corporate Governance Committee and the Compensation Committee is $50,000
annually, payable quarterly in arrears and pro-rated for the period of service.
●Committee Membership Retainer: An additional annual cash retainer for serving in a non-chairperson capacity on specified committees of the Board payable quarterly in arrears, and pro-rated for the period of service as chairperson of the applicable committee, as follows:
●Members of the Audit and Risk Committee of the Board receive an additional $20,000 annually;
●Members of the Compensation Committee of the Board receive an additional $15,000 annually;
●Members of the Nominating and Corporate Governance Committee of the Board receive an additional $10,000 annually; and
●Members assigned to any “special committee” formed by the Board receive an additional $25,000 annually
(subject to (a) a twelve-month maximum per such “special committee” assignment and (b) proration based on the duration of the “special committee” assignment), unless otherwise determined by the Board.

31	2026 Proxy Statement
COMPENSATION OF DIRECTORS
Equity-Based Compensation:
●Annual Awards. On the date of each annual meeting of Company shareholders, each eligible director receives an award of Restricted Stock Units (“RSUs”) in respect of a number of shares of the Company’s Class A Common
Stock, par value $0.01 per share (the “Common Stock”) having a grant date fair value equal to $250,000 with the number of awarded RSUs determined by dividing the grant value by the average of the closing sales price of the
Common Stock for the twenty days over which the Common Stock traded ending on the trading date preceding the annual meeting. To the extent an eligible director joins the Board following the date of an annual meeting of shareholders, the director will receive an RSU award pro-rated for the time of service. These annual award RSUs vest in full on the earlier to occur of the one-year anniversary of the annual meeting at which they were granted and the date of the annual meeting of shareholders next following the grant of RSUs.
●Initial Awards. In addition to the Annual Awards described above, to the extent that an eligible director is elected or appointed to the Board for the first time, the director shall receive an award of RSUs in respect of a number of shares of Common Stock having a grant date fair value equal to $250,000 with the number of awarded RSUs determined by dividing the grant value by the average of the closing sales price of the Common Stock for the twenty days over which the Common Stock traded ending on the trading date preceding the date of the election or appointment of the eligible director. This initial award vests annually in substantially equal installments over a period of three years.
Furthermore, all directors are reimbursed for their reasonable out-of-pocket expenses related to their service as directors, and expenses related to attendance at certain director continuing education programs are reimbursable, subject to pre-approval.

32

Proposal No. 2—Ratification of Independent
Registered Public Accounting Firm
The Audit and Risk Committee has selected Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit and Risk Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit and Risk Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of Ernst & Young is expected to be present at the Annual Meeting. The representative will also have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.
The shares represented by your proxy will be voted “FOR” the ratification of the selection of Ernst & Young unless you specify otherwise.
Audit and Non-Audit Fees
The following table presents fees for professional services rendered by our independent registered public accounting firm, Ernst & Young, and its affiliates for the audits of our consolidated financial statements for the periods shown.

(in thousands)	Year Ended December 31, 2025	Year Ended December 31, 2024

Audit Fees(1)	$4,372	$4,201

Audit-Related Fees	—	—

Tax Fees(2)	479	524

All Other Fees(3)	—	—

Total Fees	$4,851	$4,725

(1)Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements and the reviews of financial statements. The fees are for services that are normally provided in connection with statutory or regulatory filings such as the Company’s SEC filings. Also includes reimbursement for out-of-pocket expenses and other miscellaneous items.
(2)Includes the aggregate fees billed in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning.
(3)All other fees consist of any products or services not included in the categories above.
The Audit and Risk Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Ernst & Young’s independence and concluded that it was.

33	2026 Proxy Statement
PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Pre-Approval Policy for Services of Independent Registered Public Accounting Firm
Consistent with SEC policies regarding auditor independence and the Audit and Risk Committee’s charter, the Audit and Risk Committee has responsibility for engaging, setting compensation for and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit and Risk Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm and, subject to the next sentence, pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement. As part of such procedures, the Audit and Risk Committee has delegated to its chair the authority to review and pre-approve any such services in between the Audit and Risk Committee’s regular meetings. Any such pre-approval will be subsequently considered and ratified by the Audit and Risk Committee at the next regularly scheduled meeting.
Ms. Wolfe Herd and Blackstone have informed the Company that they intend to vote in favor of Proposal No. 2.
Because of their collective voting power, Proposal No. 2 is assured passage.

The Board of Directors Recommends that you vote “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for 2026.

34

Report of the Audit Committee
The following Report of the Audit and Risk Committee (the “Audit Committee”) does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such information by reference.
The Audit Committee operates pursuant to a written charter approved by the Board of Directors that complies with the
Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC and the Nasdaq listing requirements. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of our financial statements, as well as oversight of our accounting and financial reporting processes and financial statement audits. The Audit Committee also assists the Board of Directors’ oversight of:
●The effectiveness of our control environment, including internal controls over financial reporting;
●Our compliance with legal and regulatory requirements applicable to financial statements and accounting and financial reporting processes;
●The independent registered public accounting firm’s qualifications, performance and independence;
●The effectiveness of our risk management processes, particularly with respect to financial risk exposure;
●The performance of our internal audit function; and
●Our technology security and data privacy programs.
Additionally, a brief description of the primary responsibilities of the Audit Committee is also included in this Proxy
Statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit
and Risk Committee.” The full text of the Audit Committee charter is available on the “Governance—Governance
Documents” section of our investor relations website at https://ir.bumble.com.
Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and maintaining an adequate system of disclosure controls and internal controls over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Ernst & Young, our independent registered public accounting firm for the year ended December
31, 2025, was responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes, relying, without independent verification, on the information provided to it and the representations made by management.
In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements with management and Ernst & Young. The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board
(“PCAOB”) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with
Ernst & Young its independence from us.
The Audit Committee also reviewed the fees paid to Ernst & Young during the year ended December 31, 2025 for audit and non-audit services, which fees are described under “Proposal No. 2—Ratification of Independent
Registered Public Accounting Firm—Audit and Non-Audit Fees.” The Audit Committee has determined that the rendering of all non-audit services by Ernst & Young were compatible with maintaining its independence from us.

35	2026 Proxy Statement
REPORT OF THE AUDIT COMMITTEE
The Audit Committee discussed with Ernst & Young the overall scope and plans for its audit. The Audit Committee met with Ernst & Young, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of
Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Respectfully submitted by the Audit Committee of the Board of Directors:
R. Lynn Atchison, Chair
Elisa A. Steele
Pamela A. Thomas-Graham

36

Proposal No. 3—Advisory (Non-Binding) Vote
To Approve Named Executive Officer Compensation
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) and SEC
Rule 14a-21 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the Compensation Committee will take into account the results of the vote when considering future executive compensation arrangements. At our 2023 annual meeting of stockholders, our stockholders voted, on an advisory basis, to hold “say-on-pay” votes every year. In accordance with the outcome of such vote, and the determination of our Board to hold such votes each year, we intend to hold our next “say-on-pay”
vote at next year’s annual meeting of stockholders.
We encourage our stockholders to read the Compensation Discussion and Analysis in this Proxy Statement. The
Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the Compensation Committee has made under this program and the factors considered in making those decisions. We also encourage our stockholders to review the Summary
Compensation Table and other related compensation tables and accompanying narratives, which provide detailed information on the compensation of our named executive officers.
STOCKHOLDERS ARE BEING ASKED TO VOTE ON THE FOLLOWING RESOLUTION:
RESOLVED, that the stockholders of Bumble approve, on a non-binding, advisory basis, the compensation of the
Company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the executive compensation tables and the related narratives.

The Board of Directors recommends that you vote FOR the approval of our named executive officer compensation, as disclosed in this Proxy Statement, on an advisory (non-binding) basis.

37	2026 Proxy Statement

Information Concerning Our Executive Officers
Background information about our current executive officers is set forth below.
Whitney Wolfe Herd, age 36, is the founder of Bumble app and our Chief Executive Officer, and has served as a member of our Board of Directors since January 2020. From January 2024 to March 2025, she served as our
Executive Chair. Before assuming the Executive Chair role, Ms. Wolfe Herd served as the Chief Executive Officer of the Company from January 2020 to January 2024. She resumed her role as Chief Executive Officer in March 2025.
Prior to founding Bumble app in 2014, Ms. Wolfe Herd was a co-founder of Tinder, a dating application, where she served as Vice President of Marketing from May 2012 to April 2014. Currently, Ms. Wolfe Herd serves on the board of directors of Imagine Entertainment as well as the Executive Board at Southern Methodist University’s Dedman
College of Humanities and Sciences, where she graduated with a B.A. in International Studies.
Kevin Cook, age 62, has served as our Chief Financial Officer since August 2025. Mr. Cook has more than 30 years of experience in financial management. Prior to joining the Company, Mr. Cook served as the Chief Financial Officer at Cloudera, Inc., a hybrid cloud data and AI platform company, from October 2021 to September 2023. Prior to that,
Mr. Cook was the Senior Vice President of Finance, Corporate Development & Investor Relations at Cloudera, Inc.,
from August 2014 to September 2021. Prior to Cloudera, Inc., Mr. Cook served as the Vice President of Strategic
Finance, Corporate and Business Development at Barracuda Networks, Inc., a global cybersecurity company, from
2010 to 2012. Prior to that, Mr. Cook served in investment banking leadership roles at Cowen, Credit Suisse,
Wachovia Securities (now Wells Fargo) and RBC Capital Markets. Mr. Cook began his career in the Business and
Finance department at Morrison Foerster. Mr. Cook holds a BA in Economics-Business from the University of
California, Los Angeles, and a JD from Georgetown University Law Center.
Deirdre Runnette, age 57, has served as our Chief Legal Officer and Secretary since April 2025. Prior to joining the
Company, Ms. Runnette served as General Counsel, Corporate Secretary and Chief People Officer at Flexe, Inc., a
technology company providing warehousing infrastructure, from April 2019 to February 2024. Prior to that,
Ms. Runnette was Senior Vice President, General Counsel and Corporate Secretary at Zulily, Inc., a direct-to-
consumer retail company, from September 2012 to December 2018. Ms. Runnette also served as a non-executive director at Naked Wines, plc, from June 2022 through December 2025. Ms. Runnette holds a B.A. in English from
Washington State University and a J.D. from the University of Montana.

38

Compensation Discussion and Analysis
Introduction
The following discussion describes the significant elements of the 2025 compensation program for our Chief
Executive Officer, who served as Executive Chair during a portion of the first quarter, Chief Financial Officer, and
Chief Legal Officer. We also include compensation discussions of executives who previously held these positions in
2025, including our former Chief Executive Officer, former Chief Financial Officer, former Interim Chief Financial
Officer, and former Chief Legal Officer, who are referred to as “named executive officers,” or “NEOs.”

Named Executive Officer	Position

Whitney Wolfe Herd(1)	Chief Executive Officer

Kevin Cook(2)	Chief Financial Officer

Deirdre Runnette(3)	Chief Legal Officer

Lidiane Jones(4)	Former Chief Executive Officer

Anuradha B. Subramanian(5)	Former Chief Financial Officer

Ron Fior(6)	Former Interim Chief Financial Officer

Elizabeth Monteleone(7)	Former Chief Legal Officer

(1)Ms. Wolfe Herd previously served as our Chief Executive Officer until January 1, 2024 and transitioned to Executive Chair, effective as of
January 2, 2024. Ms. Wolfe Herd returned to the role of the Company’s Chief Executive Officer, effective as of March 17, 2025, at which time she no longer served as our Executive Chair.
(2)Mr. Cook was named Chief Financial Officer, effective as of August 12, 2025.
(3)Ms. Runnette was named Chief Legal Officer, effective as of April 14, 2025.
(4)Ms. Jones resigned, effective as of March 16, 2025.
(5)Ms. Subramanian resigned, effective as of March 14, 2025.
(6)Mr. Fior was engaged under a contract from February 24, 2025 to August 31, 2025, and served as Interim Chief Financial Officer from
March 15, 2025 to August 12, 2025. He provided financial advisory services to the Company during the periods prior to and following his service as Interim Chief Financial Officer.
(7)Ms. Monteleone resigned, effective as of April 11, 2025.
Executive Summary
Rapid changes in the nature of online engagement, technological advancements, and societal expectations of relationships have offered Bumble exciting opportunities to capture a dynamic user base while maximizing the experience of our current members. This Compensation Discussion and Analysis provides an overview of Bumble
Inc.’s executive compensation programs, policies, and practices for our fiscal year 2025, and outlines the connection between our compensation program and our commitment to a strong long-term shareholder value proposition. The goals of our compensation program, as designed, are to incentivize the achievement of our strategic goals, align the interests of our executives with those of the Company and its stockholders, reinforce the efforts of our ongoing transition, and reward executives with market-competitive compensation when performance goals are achieved.
2025 marked a successful transition back into the Chief Executive Officer ("CEO") role by our founder, Whitney Wolfe
Herd. Under Ms. Wolfe Herd’s leadership, Bumble has embarked on an ambitious transformation that combines investments in cutting edge technology alongside refinements of the current user experience that, taken in tandem, will better position the Company for long-term, sustainable growth and competitiveness in the market. This transition will require significant investment to succeed, and we acknowledge that such expenditures may adversely affect

39	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
short-term financial metrics during their implementation. However, we remain confident that our talent and compensation strategy ensure that we have the right team, and the proper incentives, to fuel consistent increases to long-term shareholder value through strategic investments.
Our talent, compensation, and product strategies are tightly aligned to reward and recognize impact; positioning our executive leadership to fully leverage the Company’s transformative moment. When Ms. Wolfe Herd returned as our
Chief Executive Officer in March of 2025, she refreshed and strengthened the leadership team with experienced and high-caliber senior executives to partner with in support of our transformation efforts. In April 2025, Deirdre Runnette joined as our Chief Legal Officer, bringing more than 25 years of experience in legal, risk, and compliance to Bumble.
Her depth of experience advising high-growth technology companies in various stages makes her critical to supporting Bumble’s global operations and continued growth. Additionally, after an extensive and competitive search, we welcomed Kevin Cook as our new Chief Financial Officer in August 2025, in large part due to his extensive experience navigating similar transitions. Mr. Cook is a seasoned executive with 30 years of experience in financial management, including with AI-centric companies such as Cloudera and leading cybersecurity firms. This experience, alongside his wealth of financial expertise, makes him perfect to help steer Bumble’s strategic investments going forward.
The compensation program outlined herein represents the combined efforts of our CEO, the Board, and
Compensation Committee to ensure we attract and retain the caliber of premium talent essential to long-term, sustainable value creation. That said, we remain committed to adjusting programs further to ensure they continue to support our goals, remain competitive, and are aligned with market and peer group practices. Key highlights include:
●The Compensation Committee maintains an objective and thoughtful approach to compensation program design, peer group selection, incentive metrics selection and goal-setting.
●Short-term cash incentives for our NEOs were earned between 100% and 103.4% of target for 2025.
¡2025 Revenue of $965.7 million resulted in above-target achievement against the short-term incentive program.
¡2025 Adjusted EBITDA Margin(1) of 32.5% resulted in above-target achievement against the short-term incentive program.
¡A portion of the 2025 short-term incentive for named executive officers was tied to strategic performance linked to long-term transformation priorities, for which no payout was earned.
¡In addition, the short-term incentive for certain named executive officers was subject to an individual performance component.
¡The Compensation Committee retained discretion to adjust short-term incentive payouts for named executive officers based on individual performance assessments.
●Equity awards to our NEOs (other than our CEO and former executives) in 2025 reflected sign-on awards granted in connection with their hire, offer letters and/or employment agreements.
●Our equity program for our NEOs (other than former executives) in 2025 was comprised entirely of time-based
RSUs that vest over three years in recognition of the context around our strategic business and leadership transitions, and is intended to drive long-term alignment with stockholders and focus on sustained value creation while allowing the short-term flexibility necessary to successfully oversee our product transformation.
2025 Say on Pay Vote
Consistent with the resolution approved by our stockholders at our 2023 Annual Meeting of Stockholders, we seek an annual advisory say-on-pay vote to approve the compensation of our named executive officers. At the 2025 Annual
Meeting of Stockholders, stockholders holding 97.6% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the meeting approved the advisory say-on-pay vote. Accordingly, as described in this Proxy Statement, we will be seeking feedback from our stockholders on executive compensation this year with an advisory say-on-pay vote. Although the vote is non-binding, we value feedback from our stockholders and both the Board and the Compensation Committee will consider the say-on-pay vote results when making future compensation decisions.

(1)Adjusted EBITDA Margin is derived from our financial statements in the same manner as our publicly reported Adjusted EBITDA Margin.
Please refer to “—Short-Term Incentive Compensation” below for further information.

40
COMPENSATION DISCUSSION AND ANALYSIS
Approach to Executive Compensation
Compensation Philosophy
Bumble’s executive compensation program is designed to support long-term stockholder value creation through a strong pay-for-performance orientation, competitive market positioning, and disciplined governance. The
Compensation Committee emphasizes alignment between compensation outcomes, Company performance, and individual accountability, while maintaining flexibility to support leadership continuity during periods of transition.
Bumble’s executive compensation program is guided by the following core principles:

Bumble’s Compensation Philosophy and Guiding Principles

Compensation should be:	Principles:

Aligned to stockholders
●Our executive compensation programs align executives’ interests with those of our stockholders and appropriately balance risk and rewards
●Our executive compensation programs facilitate long-term stockholder value creation through
–  Attracting and incentivizing talented executives to drive performance and growth
–  Aligning realized executive pay with stock performance; lower stock prices reduce realized value, reinforcing alignment with shareholders over time
●Sound fiscal management

Performance-focused
●A majority of executive compensation is variable based on Company financial and market performance
●Compensation is designed to motivate our executives to achieve the Company’s annual and long-term strategic goals
●Compensation is designed to drive business strategy and financial goals that are related to compensatory awards which are objective and rigorous
●For certain of our NEOs, compensation is differentiated on the basis of individual performance and contribution

Market-competitive
●Compensation opportunities are anchored to the competitive market of similarly-sized companies in the consumer technology and software industries
●Rewards are designed to be fair and equitable for each role, reflecting individual experience and performance

Simple and Transparent	●Compensation programs are clear and easy to understand ●Programs provide direct line of sight between Company and individual performance results and monetary rewards

Aligned to Our Values	●Pay programs are designed to ensure equal pay for equal work and to foster diversity, equity and inclusion

41	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Governance Practices and Policies
The Compensation Committee regularly considers good governance practices and changes in governance practices in executive compensation and corporate governance when overseeing Bumble’s executive compensation program and evaluates these practices against our business and compensation needs, legal and regulatory developments, and corporate governance changes. The following good governance practices are incorporated into our executive compensation program:

What We Do		What We Don’t Do

✓	Link executive pay to Company performance through our annual and long-term incentive plans	✗	No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd)

✓	Balance short- and long-term incentives, cash and equity, and fixed and variable pay	✗	No guaranteed annual increases or incentive payouts

✓	Compare executive compensation and Company performance to relevant peer group companies	✗	No repricing of underwater stock options without stockholder approval

✓	Have thresholds and maximums in our short-term incentive plan	✗	No tax gross-ups

✓	Provide only limited perquisites	✗	No dividends paid on unvested awards

✓	All long-term awards for executives are denominated and settled in equity	✗	No aspect of the pay policies or practices pose a material adverse risk to the Company

✓	An annual assessment by the Compensation Committee of potential risks in our executive compensation programs	✗	No compensation or incentives that encourage unnecessary or excessive risk taking

✓	Maintain an incentive compensation recoupment (i.e., clawback) policy compliant with the Sarbanes- Oxley Act and Dodd-Frank	✗	Hedging or pledging of any of our securities by directors, executive officers or other employees is prohibited

✓	Retention of an independent compensation consultant

✓	Appoint a Compensation Committee comprised solely of independent directors

Compensation-Setting and Decision-Making Process
Overview of Compensation-Setting Process
The Compensation Committee is responsible for assisting the Board in fulfilling its governance and supervisory responsibilities, overseeing certain aspects of our People & Culture function and reviewing compensation policies, processes and practices. The Compensation Committee is also responsible for ensuring that our compensation policies and practices appropriately balance risk and reward consistent with our risk profile.
The Board has adopted a written charter for the Compensation Committee setting out its responsibilities for supervising and administering our compensation programs and reviewing the level and nature of the compensation payable to our executive officers, and, in certain cases, making recommendations to the Board regarding the compensation of certain of our executive officers. The Compensation Committee’s oversight includes reviewing objectives, evaluating performance and ensuring that total compensation paid to our executive officers is fair, reasonable and consistent with the objectives and philosophy of our compensation program.

42
COMPENSATION DISCUSSION AND ANALYSIS
During the period of October through January each year, our CEO and Chief People Officer provide the
Compensation Committee with performance reviews and compensation recommendations for our NEOs (other than our CEO), taking into account input from the Compensation Committee’s independent compensation consultant, including benchmarking and other materials and data prepared by the independent consultant for the Compensation
Committee to assist in the analysis and decision-making process.
For 2025, the Board determined our CEO's base salary, target bonus opportunity and equity grant made in 2025 and our Compensation Committee determined the amount of our CEO's short term incentive payout relating to 2025.
No member of the management team is present for the discussion or approval of his or her individual compensation, and our Compensation Committee meets in executive session with its independent compensation consultant with no members of management present as part of its process in considering the data and recommendations.
Compensation Consultant
Semler Brossy is the independent executive compensation consultant to the Compensation Committee and provides the following executive compensation consulting services to the Compensation Committee:
●Prepare information about market trends and issues, and provide legislative and regulatory updates;
●Prepare market data for executive officer compensation and assess the competitiveness of our compensation;
●Provide guidance in establishing a relevant peer group for assessing executive officer compensation;
●Perform a pay-for-performance analysis, including realizable pay and retention analyses;
●Review executive compensation and annual and long-term incentive plan design; and
●Regularly attend and participate in Compensation Committee meetings.
Each year, as required by its Charter, the Compensation Committee evaluates the independence of its compensation consultant pursuant to the rules of the SEC and Nasdaq. Based on its review, the Compensation Committee does not believe that Semler Brossy had a conflict of interest with respect to the work performed for the Compensation
Committee in 2025.
The Compensation Committee believes the advice it receives from Semler Brossy is objective and not influenced by any other relationships with us because of the procedures Semler Brossy and the Compensation Committee have in place, including the following:
●Semler Brossy receives no incentive or other compensation based on the fees charged to us for other services provided by Semler Brossy or any of its affiliates;
●Semler Brossy is not responsible for selling other services or affiliate services to us; and
●Semler Brossy's professional standards prohibit an individual consultant employed by Semler Brossy from considering any other relationships held by the consultant or its affiliates may have with us in rendering his or her advice and recommendations.

43	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Peer Group
In setting executive compensation, the Compensation Committee considers the compensation programs of our competitors, primarily companies in the consumer technology and software industries, to help determine the competitiveness of pay levels and pay mix for executives. Semler Brossy provided the Compensation Committee with market information on base salaries, short-term incentive (“STI”) and long-term incentive (“LTI”) plan design and competitive analysis based on public disclosure of the 18 peer companies listed in the table below. Although the
Compensation Committee does not target a fixed percentile relative to the peer group when setting executive compensation for our NEOs, it reviews such peer company information and market data to better assess the range of compensation needed to attract, retain and motivate executive talent in our highly competitive industry.

2025 Peer Group

Angi Inc.	Match Group, Inc.

BlackLine, Inc.	Pinterest, Inc.

CarGurus, Inc.	Reddit, Inc.

Etsy, Inc.	Shutterstock, Inc.

Five9, Inc.	Stitch Fix, Inc.

fuboTV, Inc.	Tripadvisor, Inc.

GoodRX Holdings, Inc.	Udemy, Inc.

Healthpeak Properties, Inc.	Yelp Inc.

Nextdoor Holdings	ZipRecruiter, Inc.

Fiscal Year 2025 Compensation Program Components
For 2025, the compensation of our named executive officers included three main components: (i) base salary; (ii) STI
(our annual cash incentive plan); and (iii) LTI consisting of RSUs. Mses. Jones and Subramanian were not eligible to receive an award under our annual cash incentive plan or equity incentive plan in 2025 given the timing of their departures, and Mr. Fior was not eligible to receive an award given the nature of his compensation arrangement.
2025 Compensation Elements

Compensation Element	Objective	Key Features

Base salary	Provide a competitive fixed level of cash compensation for performing day-to-day responsibilities	Competitive with the peer group with adjustments for individual performance

Annual incentive plan	Reward achievement of short-term financial and strategic milestones that position the Company for long-term success	Based on a scorecard of financial and strategic measures, including Revenue, Adjusted EBITDA Margin, strategic metrics and, for certain of our NEOs, individual performance objectives

Long-term incentive plan	Align management and stockholder interests, encourage retention and reward long-term Company performance acknowledging business and leadership transition context	RSUs to NEOs (other than former executives) that vest over three years

44
COMPENSATION DISCUSSION AND ANALYSIS
Base Salaries
We provide each named executive officer with a base salary for the services that such named executive officer performs for us, reflective of the competitive marketplace. Base salary serves as the primary form of fixed compensation for our named executive officers. Base salary can also impact other compensation and benefit opportunities, including annual bonuses, as these opportunities are expressed as a percentage of base salary for certain of our named executive officers. This compensation component constitutes a stable element of compensation, while other compensation elements are variable. Base salaries are reviewed annually and may be increased based on the individual performance of the named executive officer, Company performance, any change in the executive’s position within our business or the scope of his or her responsibilities or, if warranted or necessary, to maintain market competitiveness.
In January 2025, the Board reviewed compensation for Ms. Wolfe Herd, in consideration of the then upcoming leadership transition and for her role as Chief Executive Officer, and determined that her base salary remain unchanged for 2025. The Compensation Committee also reviewed the base salaries of Mses. Jones, Subramanian and Monteleone and determined that they would remain unchanged from 2024 levels. Mses. Jones, Monteleone and
Subramanian each ceased employment with the Company during fiscal year 2025.
In fiscal year 2025, the Company appointed Mr. Cook as Chief Financial Officer and Ms. Runnette as Chief Legal
Officer. In connection with their appointments, the Compensation Committee approved annual base salaries of
$525,000 for Mr. Cook and $450,000 for Ms. Runnette, as set forth in each of their respective employment agreements. As each executive commenced employment during fiscal year 2025, base salary was paid only with respect to the portion of the fiscal year in which he or she was employed.
Short-Term Incentive Compensation
Overview of Short-Term Incentive Program Design for Fiscal Year 2025
We believe it is important to incentivize specific results and behaviors that support our overall business strategy.
Accordingly, for 2025, our named executive officers (except for Mses. Jones, Subramanian, Monteleone and Mr. Fior)
were eligible to earn cash annual incentive payments under our STI program, which was designed to align our strategic initiatives to our annual growth and earnings goals.
Under the 2025 STI program, each NEO’s payout was determined based on performance relative to Company financial and strategic performance and, for Mr. Cook and Ms. Runnette, subject to a multiplier based on individual performance. Each metric is measured independently on a linear performance scale, and NEOs are eligible to earn a
Company payout of 50% to 150% of the target payout for the relevant metric with respect to the performance of such metric. If performance is below the threshold level for any metric, the payout for that portion is 0% of the target payout, but other portions would not be affected. Individual multipliers are based on each executive’s performance rating and may range from 0% to 120%. Total bonus payouts may range from 0% to 180% of the target payout, based on the combined performance of the Company and individual components.

45	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS

Company Scorecard Objectives	Description and Rationale	2025 Weighting	2025 Payout Scale

Revenue	Measures the acceleration of our growth and is the most important overall metric for our business health and performance	33.3%	0-150%

Adjusted EBITDA Margin	Measures the Company’s ability to maintain business strength and profitability since it focuses on profitable growth, not just unconstrained growth, which is critically important for a technology company	33.3%	0-150%

Strategic Metrics	Measures execution against strategic initiatives and priorities critical to driving the trajectory of Bumble’s transformation and positioning for long-term value creation	33.3%	0-150%

Total Company Payout	X	Individual Multiplier(1) =	Total STIP Payout
0-150%	0-120%		0-180%
(1)Applicable for Mr. Cook and Ms. Runnette.
“Adjusted EBITDA Margin” is defined as net earnings (loss) excluding income tax (benefit) provision, interest and derivative (gains) losses, net, depreciation and amortization expense, stock-based compensation expense, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, changes in fair value of investments in equity securities, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement expense, impairment loss and restructuring costs as a percentage of revenue. For a discussion of the
Company’s use of Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Adjusted EBITDA and
Adjusted EBITDA Margin to Net earnings (loss), please refer to Annex A of this Proxy Statement.
“Strategic Metrics” is based on strategic performance linked to the Company’s long-term transformation priorities. We are not disclosing the specific metrics or goals related to the Strategic Metrics because doing so could result in competitive harm. The Compensation Committee considered the ability to meet or exceed the Strategic Metrics to be at least as difficult as the Revenue and Adjusted EBITDA Margin goals.

46
COMPENSATION DISCUSSION AND ANALYSIS
The following table details the threshold, target and maximum goals, as well as the actual performance results, for each of the company scorecard objectives under the 2025 STI plan.
2025 Short-Term Incentive Company Scorecard Goals and Achievement

Metric	Threshold (Payout is 50% of Target)	Target (Payout is 100% of Target)	Maximum (Payout is 150% of Target)	Actual Results	Actual (% of Target Payout)*

Revenue (33.33%)	$876M	$932M	$987M	$966M	132%

Adjusted EBITDA Margin (33.33%)	28%	30%	32%	33%	150%

Strategic Metrics (33.33%)	**	**	**	**	0%

*The actual payout results were interpolated (using a straight-line interpolation method) between each applicable level.
**We are not disclosing the specific metrics or goals related to the Strategic Metrics because doing so could result in competitive harm. The
Compensation Committee considered the ability to meet or exceed the Strategic Metrics to be at least as difficult as the Revenue and
Adjusted EBITDA Margin goals.
2025 Individual Performance
The Compensation Committee believes individual performance modifiers reinforce accountability, differentiate performance among executives, and ensure that total incentive payouts appropriately reflect both Company and individual results. Performance is tied to individual objectives related to: driving leadership and organizational transformation, focus on member trust in the safety and security of our products, and innovation across the product to establish the Company’s long-term positioning.
For 2025, annual incentive payouts were based primarily on Company performance results of 94%, as determined by the Compensation Committee. In assessing Company performance, the Compensation Committee considered results against the pre-established financial and strategic objectives under the Company’s STI program.
Consistent with the Company’s regular STI program design, the payouts for Mr. Cook and Ms. Runnette incorporated an individual performance component. The individual component reflected the Compensation Committee’s assessment of each executive’s performance against their respective objectives for the year and was applied in accordance with the program’s established framework.
Pursuant to the terms of Ms. Wolfe Herd’s letter agreement dated February 28, 2025 relating to her return to the role of CEO in March 2025, Ms. Wolfe Herd’s STI program target bonus is equal to 100% of her base salary (which will apply on a non-prorated and non-blended basis for 2025), with actual payout based on the achievement of certain performance objectives as approved by the Company in its sole discretion. For 2025, the Compensation Committee utilized its discretion to adjust Ms. Wolfe Herd’s STI payout based on her transition back to the role of CEO.

47	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
2025 Short-Term Incentive Program Payouts
The target bonus amounts that our named executive officers who were employed by the Company as of
December 31, 2025 were able to earn under the STI program for fiscal year 2025, and the amounts actually earned, are set forth in the following table:

Executive	Target Bonus Amount	Corporate Performance Component Payout Percentage	Individual Performance Component Payout Percentage	Total Payout (% of target)	Total Payout

Whitney Wolfe Herd	$650,000	94%	N/A(1)	100%	$650,000
	(100% of salary)

Kevin Cook(2)	$163,398	94%	110%	103%	$168,954
	(80% of salary)

Deirdre Runnette(2)	$258,412	94%	110%	103%	$267,198
	(80% of salary)

(1)Ms. Wolfe Herd's total payout was adjusted based on the Compensation Committee's utilization of discretion, as discussed above.
(2)Ms. Runnette and Mr. Cook’s target bonus amounts were pro-rated from their respective employment commencement dates of April 14,
2025 and August 12, 2025.
Long-Term Equity Incentive Awards
Bumble’s long-term incentive program is designed to reinforce sustained value creation by delivering compensation primarily through equity awards that vest over multiple years. Employee equity incentive awards are a meaningful way to share the Company’s success with the people who help create it, including our named executive officers. Unlike salary or bonuses, equity incentive awards are a long-term investment that aligns our team’s contributions with the
Company’s growth. By providing equity incentive awards, we reward dedication and empower our employees as true stakeholders in our shared journey, ensuring mutual success. Equity incentive awards are considered “at-risk”
compensation, since they are directly tied to the performance of our stock price.
Long-Term Incentive Awards to NEOs in 2025
Long-term incentive awards granted in 2025 were intended to align executives’ interests with long-term stockholder value creation, promote leadership continuity and retention during a period of transformation, and ensure competitive long-term incentive opportunities while the Company navigates significant business and leadership transitions.
During 2025, the Compensation Committee determined that time-based restricted stock units (“RSUs”) were the most appropriate long-term incentive vehicle given the Company’s transformation, the volatility inherent in the business environment, and the importance of retaining and stabilizing leadership during a period of significant change.
Furthermore, the rapidly changing business context could make hyper-specific goal-setting counterproductive, hamstringing executives' abilities to react to market shifts and transformational needs with speed and agility. RSUs directly align executives with long-term stockholder outcomes through share price performance while providing predictable retention value and continuity as the Company executes its strategic transition.

48
COMPENSATION DISCUSSION AND ANALYSIS
2025 Equity Awards

Executive	Grant Date	Grant Purpose	RSUs (#)	Target Grant Value ($)*

Whitney Wolfe Herd	3/17/2025	Annual Grant	1,258,249	$9,000,000

Kevin Cook	8/26/2025	New Hire	1,657,803	$12,000,000

Deirdre Runnette	5/27/2025	New Hire	1,199,185	$5,000,000

Elizabeth Monteleone	1/29/2025	Retention	63,968	$500,000

*The fair value for accounting purposes is different than the figures in the table given how awards are calculated based on a closing stock price average.
At the time that annual "refresh" awards were considered in 2025, Ms. Wolfe Herd was the only named executive officer eligible due to the transitions among Bumbles senior leadership team. The Board approved a $9,000,000 target grant value for Ms. Wolfe Herd, which was calibrated to provide a competitive long-term incentive opportunity relative to peer CEOs and reflect the importance of stable leadership during a period of transformation. One-third of the award vested on March 10, 2026, and the remaining two-thirds will vest in equal quarterly installments thereafter, such that the award will fully vest on March 10, 2028.
The equity awards granted to Mr. Cook and Ms. Runnette in connection with their hiring were designed to serve two purposes: (1) provide a competitive long-term incentive opportunity on an annualized basis, consistent with market practices for executives in comparable roles; and (2) induce each executive to join the Company and meaningfully align their interests with stockholders by providing substantial equity ownership tied to the success of the
Company’s transition and long-term strategy. One-third of Ms. Runnette’s award is scheduled to vest on May 2, 2026, and one-third of Mr. Cook’s award is scheduled to vest on August 2, 2026. For both awards, the remaining two-thirds will vest in equal quarterly installments thereafter, such that the awards will be fully vested on May 2, 2028, for
Ms. Runnette, and August 2, 2028, for Mr. Cook. The Compensation Committee believes these new-hire awards appropriately balanced recruitment needs, long-term alignment, and retention without creating duplicative or excessive compensation.
The retention award for Ms. Monteleone was recommended to the Compensation Committee by Ms. Jones in
January 2025 and was intended to reinforce leadership continuity during a time of transition. The award was scheduled to vest in four equal installments, with 25% of the award vesting on each of March 10, 2025, June 10,
2025, September 10, 2025, and December 10, 2025. Ms. Monteleone left the Company in April 2025, and, as a result, the unvested portion of the award (representing 75% of the total award) was forfeited.
Other Items
Retirement and Other Benefits
Our named executive officers are eligible to receive the same benefits we provide, and to participate in all plans we offer, to other full-time employees, including: health and dental insurance; group term life insurance; long-term disability insurance; other health and welfare benefits; and our 401(k) Savings Plan.
Perquisites
We do not offer significant perquisites as part of our compensation program. However, Ms. Wolfe Herd’s employment agreement includes the following perquisites: a car lease, childcare and related travel and lodging expenses when
Ms. Wolfe Herd travels with her children and security for Ms. Wolfe Herd at Company offices and when traveling. In
2025, neither Ms. Wolfe Herd nor any of the other NEOs received perquisites in excess of $10,000.

49	2026 Proxy Statement
COMPENSATION DISCUSSION AND ANALYSIS
Employment Agreements
Bumble Holdings entered into an employment agreement with Ms. Wolfe Herd, dated as of January 29, 2020, which was updated with a letter agreement, effective January 2, 2024, and further updated with a letter agreement dated February 28, 2025, setting forth the terms of her employment as the Company’s Chief Executive Officer, effective March 17, 2025. Bumble Trading LLC entered into an employment agreement with Ms. Runnette dated
March 14, 2025. Bumble Inc. entered into an employment agreement with Mr. Cook dated August 4, 2025. Bumble
Inc. entered into a consulting agreement dated February 18, 2025, between Bumble Inc. and FLG Partners, LLC, which was the arrangement pursuant to which Mr. Fior was compensated. Bumble Trading LLC entered into an employment agreement with Ms. Jones, dated as of November 3, 2023. Bumble Trading LLC also entered into an amended and restated employment agreement with Ms. Subramanian, dated as of September 23, 2022 and amended February 22, 2023. Bumble Trading LLC entered into an employment agreement with Ms. Monteleone dated as of June 12, 2024. We refer to these agreements as the Wolfe Herd agreement, the Runnette agreement, the
Cook agreement, the Fior agreement, the Subramanian agreement, and the Monteleone agreement, respectively.
See “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Employment Agreements”
below for more details on the named executive officer employment agreements.
Risk and Executive Compensation
In reviewing the Company’s compensation policies and practices each year, the Compensation Committee seeks to ensure the executive compensation program provides an appropriate balance of risk and reward consistent with the risk profile of the Company. The Compensation Committee also seeks to ensure the Company’s compensation practices do not encourage excessive risk-taking behavior by the executive team. The Compensation Committee has not identified any risks that are reasonably likely to have a material adverse effect on the Company. The key risk-mitigating practices that we have incorporated into our compensation program include, but are not limited to, the following:
●Balance among short- and long-term incentives, cash and equity, and fixed and variable pay;
●Multiple performance measures;
●Maximum pay caps in our short-term incentive plan;
●No single-trigger change-in-control provisions (except for a legacy provision for Ms. Wolfe Herd);
●Clawback provisions (described below); and
●Hedging policy (described below).
Securities Trading Policy and Hedging
The Company’s Securities Trading Policy requires executive officers and directors to consult the Company’s Chief
Legal Officer prior to engaging in transactions involving the Company’s securities. In order to protect the Company from exposure under insider trading laws, executive officers and directors are generally required to conduct any trading in Bumble securities during designated “window periods” established by the Company, which correspond to the Company’s public news releases of its annual and quarterly earnings, and to receive pre-clearance for any trades from the Chief Legal Officer. Our executive officers and directors may enter into pre-programmed trading plans under
SEC Rule 10b5-1 under the Exchange Act, which certain of our executive officers and directors have entered into, subject to the Company’s pre-clearance requirement.
The Company’s Securities Trading Policy also prohibits all employees, directors and officers from hedging (including through variable forward contracts, equity swaps, collars and exchange funds), pledging or short-selling the
Company’s securities. None of our named executive officers engaged in any hedging or pledging activities with respect to the Company’s stock during fiscal year 2025. The Company’s Securities Trading Policy is included as
Exhibit 19.1 to our Annual Report on Form 10-K.

50
COMPENSATION DISCUSSION AND ANALYSIS
Clawback Provisions
All incentive awards made pursuant to the Bumble Inc. 2021 Omnibus Incentive Plan, which we refer to as the
Omnibus Incentive Plan, are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Compensation Committee and as in effect from time to time; and (ii) applicable law. Further, unless otherwise determined by the Compensation
Committee, to the extent that the executive receives any amount in excess of the amount that the executive should otherwise have received under the terms of the incentive award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the executive will be required to repay any such excess amount to the Company.
Effective October 2023, we adopted a standalone clawback policy that is compliant with the requirements of
Dodd-Frank, Rule 10D-1 of the Exchange Act and Nasdaq Rule 5608. This policy provides that, upon the occurrence of an accounting restatement of the Company’s financial statements to correct an error, the Compensation Committee must recoup incentive-based compensation that was erroneously granted, earned or vested to our current and former
“officers” (as defined under Rule 16a-1 of the Exchange Act) based wholly or in part upon the attainment of any financial reporting measure, subject to limited exceptions. The Clawback Policy is included as Exhibit 97.1 to our
Annual Report on Form 10-K.
Grant Timing
We have adopted policies and procedures regarding the timing of when we grant awards, including options. We maintain an Equity Award Grant Policy, which was initially adopted in 2022, and has been revised from time to time.
The policy provides that for a newly hired employee, or an employee who is promoted, the grant date of an equity award will be the 10th day of the month following the month on which the employee commenced employment or was promoted, as applicable, subject to the employee being employed on the grant date. For an employee receiving a retention grant, the grant date will be as determined under the circumstances.
The policy also provides that the date of grant for “officers” as defined under Rule 16a-1(f) of the Exchange Act
(commonly referred to as “Section 16 Officers”) will be made on the last day of the open trading window following the
Company’s public news release of its annual or quarterly earnings. Notwithstanding anything in the policy, if special circumstances arise such that the Compensation Committee or the Board determines it is advisable to grant an award at a time other than as set forth above, the Compensation Committee or the Board may consider and approve any such grant.
The grant of equity-based awards made in 2025 to each of our named executive officers other than Ms. Wolfe Herd was approved by the independent directors of our Compensation Committee designed to meet the requirements of granting equity-based awards for purposes of Section 16 of the Exchange Act (the “Section 16 Subcommittee”). The
grant of equity-based awards made in 2025 to Ms. Monteleone was approved by our Board of Directors. The grants of equity-based awards to Ms. Wolfe Herd, Ms. Runnette and Mr. Cook were made pursuant to the formula set forth in our Equity Award Grant Policy, as described above, when the Company’s trading window was open such that the grant was made at a time at which the Section 16 Subcommittee was not in the possession of material non-public information. The grant to Ms. Monteleone was not made as prescribed by the policy, but was made in connection with a retention program that was implemented in early 2025. In 2025, we did not grant stock options to our NEOs.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and
Analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the
Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Compensation Committee
Elisa A. Steele (Chair)
Jonathan C. Korngold
Pamela A. Thomas-Graham

51	2026 Proxy Statement

Executive Compensation
Summary Compensation Table
The following table summarizes compensation earned by our named executive officers for the fiscal years indicated.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)(6)

Whitney Wolfe Herd Chief Executive Officer, Former Executive Chair	2025	650,000	—	6,303,827	—	650,000	14,000	7,617,828

	2024	650,000	—	2,582,781	2,611,327	187,740	13,800	6,045,649

	2023	650,000	—	3,265,896	2,677,863	424,836	13,200	7,031,795

Kevin Cook Chief Financial Officer(7)	2025	204,830	—	10,692,829	—	168,954	8,493	11,075,106

Deirdre Runnette Chief Legal Officer(8)	2025	322,159	100,000	7,159,134	—	267,198	13,186	7,861,678

Lidiane Jones Former Chief Executive Officer	2025	184,659	—	—	—	—	7,386	192,046

	2024	647,917	1,000,000	10,851,090	10,800,689	189,826	13,800	23,503,322

Anuradha B. Subramanian Former Chief Financial Officer	2025	100,000	—	—	—	—	4,000	104,000

	2024	480,000	—	2,066,223	—	160,205	13,800	2,720,228

	2023	475,000	—	1,589,396	1,303,231	362,527	13,200	3,743,354

Ron Fior Former Interim Chief Financial Officer(9)	2025	—	—	—	—	—	638,367	638,367

Elizabeth Monteleone Former Chief Legal Officer(10)	2025	113,636	—	532,214	—	—	290,909	936,759

	2024	353,954	160,000	929,499	907,187	67,639	13,800	2,432,079

(1)The amounts reported represent the named executive officer’s base salary earned during the fiscal year covered. For 2025, the amount reported for Ms. Jones includes salary paid during her transition period.
(2)Amounts reflect the grant date fair value, determined in accordance with FASB ASC Topic 718 (“ASC 718”), of grants of RSUs. For a discussion of the assumptions made in calculating the grant date fair value amounts for 2025, see Note 16, Stock-based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)Amounts reflect the aggregate grant date fair values determined in accordance with ASC 718. For a discussion of the assumptions made in calculating the grant date fair value amounts for 2025, see Note 16, Stock-based Compensation, to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(4)For 2025, the amount reported reflects the aggregate annual bonus program payouts paid in early 2026 for performance related to 2025 for each of Mses. Wolfe Herd and Runnette, and Mr. Cook. For more information on the determination of these amounts based on the achievement of 2025 corporate performance objectives and individual performance, please see “Compensation Discussion and Analysis—
Short-Term Incentive Compensation.”
(5)For 2025, amounts in this column reflect the amount of Bumble’s contribution to our 401(k) Savings Plan on behalf of each named executive officer and, for Ms. Monteleone, severance payments, and for Mr. Fior, consulting fees.
(6)The sum of individual amounts may not always equal total amounts indicated due to rounding.
(7)Mr. Cook joined the Company as Chief Financial Officer on August 12, 2025.

52
EXECUTIVE COMPENSATION
(8)Ms. Runnette joined the Company as Chief Legal Officer on April 14, 2025. Amounts reported in the Bonus column include a one-time sign-on cash bonus of $100,000 per her employment agreement, as described below.
(9)Mr. Fior was engaged under a consulting agreement from February 24 to August 31, 2025, and served as Interim Chief Financial Officer from March 15 to August 12, 2025. The amount reported in the table reflects payment for the full contract period, of which $504,125 represents compensation for his services as Interim Financial Officer. The remaining portion was paid as consulting fee for financial advisory services provided to the Company before and after his interim CFO role.
(10)Ms. Monteleone served as Chief Legal Officer until April 11, 2025. "All Other Compensation" column includes $286,364 in severance paid pursuant to her employment agreement as a result of her resignation, as further described in the “Potential Payments Upon Termination or
Change in Control.”
Narrative Disclosure to Summary Compensation Table
Employment Agreements
Each of our NEOs is party to an employment agreement, or consulting agreement, as applicable, as described below.
Wolfe Herd Agreement
Bumble Holdings entered into an employment agreement with Ms. Wolfe Herd, dated as of January 29, 2020, which we refer to as the Wolfe Herd agreement. The Wolfe Herd agreement provides that Ms. Wolfe Herd will serve as our
Chief Executive Officer. The Wolfe Herd agreement had an initial term of three years that automatically renewed on an annual basis unless terminated in accordance with the Wolfe Herd agreement. The Wolfe Herd agreement also provided for (i) an annual base salary of $650,000, subject to annual review and increase (but not decrease) by the
Board of Directors and (ii) eligibility to receive an annual bonus, with a target bonus of $450,000. Ms. Wolfe Herd is also entitled to participate in our employee benefit arrangements, on terms and conditions no less favorable than available to any other senior executive and to receive certain perquisites, including continued maintenance of a leased vehicle for the remainder of the current lease term for such vehicle, childcare services when Ms. Wolfe Herd is traveling with her child (or children, as the case may be), and full-time security benefits at any of our offices or when
Ms. Wolfe Herd is traveling under circumstances that pose a risk to Ms. Wolfe Herd, as reasonably determined by
Ms. Wolfe Herd.
The Wolfe Herd agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Wolfe Herd’s employment with us and until the second anniversary of termination of employment. In addition, the Wolfe Herd agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”
Effective January 2, 2024, Ms. Herd became our Executive Chair. Effective as of March 17, 2025, Ms. Wolfe Herd
returned as our Chief Executive Officer and remains on our Board of Directors (but is no longer the Executive Chair of our Board of Directors). Ms. Wolfe Herd entered into a letter agreement with the Company on February 28, 2025, which supersedes the letter agreement entered into between Ms. Wolfe Herd and the Company in connection with
Ms. Wolfe Herd’s transition to the Executive Chair role in January 2024. Pursuant to this new letter agreement, in connection with her role as our Chief Executive Officer, Ms. Wolfe Herd will continue to (i) receive the same annual base salary as currently in effect, (ii) be eligible to receive an annual cash bonus in accordance with the Company’s bonus plan with a target bonus amount equal to 100% of Ms. Wolfe Herd’s annual base salary, and (iii) be eligible to participate in the Company’s employee benefit plans and programs available to senior executives. Ms. Wolfe Herd’s existing equity awards will also continue to vest in accordance with their terms. In addition, the new letter agreement provided that Ms. Wolfe Herd is entitled to receive an equity grant comprised of restricted stock units with a grant date fair value of $9 million following the commencement of her resumed role as our Chief Executive Officer.
Jones Agreement
Bumble Trading LLC entered into an employment agreement with Ms. Jones, dated as of November 3, 2023, which we refer to as the Jones agreement, pursuant to which Ms. Jones became our Chief Executive Officer effective
January 2, 2024.

53	2026 Proxy Statement
EXECUTIVE COMPENSATION
The Jones agreement provided for “at will” employment that will continue unless otherwise terminated in accordance with the Jones agreement. The Jones agreement provided for an annual base salary of $650,000, subject to increase in our discretion from time to time and eligibility to receive an annual bonus, with a target bonus equal to 70% of
Ms. Jones’ base salary for such year.
The Jones agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Jones's employment with us and until the first anniversary of termination of employment. In addition, the Jones Agreement further provides for severance benefits, as described below under
“Potential Payments upon Termination or Change in Control.”
On January 13, 2025, Ms. Jones notified the Company of her decision to resign as the Company’s Chief Executive
Officer and from her position as a director of the Board, effective as of March 16, 2025. Ms. Jones remained employed by the Company during a transition period which ended on April 13, 2025. Ms. Jones was not eligible for a bonus for work performed in 2025 as a result of her resignation.
Cook Agreement
Bumble Trading LLC entered into an employment agreement with Mr. Cook dated as of August 4, 2025, which we refer to as Cook agreement, pursuant to which Mr. Cook became our Chief Financial Officer effective August 12,
2025. The Cook agreement provides for “at will” employment that would continue unless otherwise terminated in accordance with the Cook agreement. The Cook agreement provides for (i) an annual base salary of $525,000, subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 80% of Mr. Cook’s base salary; (iii) eligibility to participate in the long term equity-based incentive plan of
Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and (v) participation in our employee benefit plans.
The Cook agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and non-disparagement covenants, which are set forth in a separate restrictive covenant agreement entered into concurrently with the Cook agreement. The confidentiality and non-disparagement covenants have an indefinite term, the non-competition and non-solicitation of customers covenants are for the duration of Mr. Cook's employment, and the non-solicitation of employees covenant applies during Mr. Cook’s employment and until the first anniversary of the termination of employment, as provided in such restrictive covenant agreement.
The Cook agreement also provided for a sign on equity award with an intended grant date value equal to $12 million in the form of Restricted Stock Units to be granted as soon as practicable following Mr. Cook’s commencement of employment.
The Cook agreement further provides for severance benefits upon certain terminations of employment, including termination by the Company without “cause” or by Mr. Cook for “good reason,” subject to Mr. Cook’s execution and non-revocation of a release of claims, as described below under “Potential Payments upon Termination or Change in Control”.
Fior Agreement
In connection with retaining Mr. Fior as its Interim Chief Financial Officer, the Company entered into a Consulting
Agreement between the Company and FLG Partners, LLC, (“FLG”) dated February 18, 2025, for the provision of
Mr. Fior’s consulting services. The Company has agreed to pay FLG $100,000 per month for such services. The consulting agreement continues until terminated by either party upon 30 days’ written notice to the other party, or immediately upon the other party’s material breach, subject to cure periods in certain cases. The consulting agreement contains certain covenants and agreements of the parties, including certain indemnification obligations of the Company.

54
EXECUTIVE COMPENSATION
Subramanian Agreement
Bumble Trading LLC entered into an employment agreement with Ms. Subramanian, dated as of August 14, 2020 and amended on March 16, 2022, which was superseded by an amended and restated employment agreement, dated as of September 23, 2022, which was subsequently amended on February 22, 2023, which we refer to as the
Subramanian agreement.
The Subramanian agreement provided that Ms. Subramanian would serve as our Chief Financial Officer. The
Subramanian agreement further provided for “at will” employment that will continue unless otherwise terminated in accordance with the Subramanian agreement. The Subramanian agreement provided for (i) an annual base salary of
$480,000, subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 80% of Ms. Subramanian’s base salary; (iii) eligibility to participate in the long term equity-
based incentive plan of Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and
(v) participation in our employee benefit plans.
The Subramanian agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-
solicitation covenants are effective both during Ms. Subramanian’s employment with us and until the first anniversary of termination of employment. In addition, the Subramanian Agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”
On November 25, 2024, Ms. Subramanian notified the Company of her decision to resign and she resigned from the
Company effective as of March 14, 2025. Ms. Subramanian was not eligible for a bonus for work performed in 2025 as a result of her resignation.
Runnette Agreement
Bumble Trading LLC entered into an employment agreement with Ms. Runnette, dated March 14, 2025, pursuant to which Ms. Runnette commenced employment on April 14, 2025, which we refer to as the Runnette agreement.
The Runnette agreement provides that Ms. Runnette would serve as our Chief Legal Officer. The Runnette agreement further provides for “at will” employment that will continue unless otherwise terminated in accordance with the Runnette agreement. The Runnette agreement provides for (i) an annual base salary of $450,000, subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 80%
of Ms. Runnette’s base salary; (iii) eligibility to participate in the long term equity-based incentive plan of Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and (v) participation in our employee benefit plans.
The Runnette agreement also provided for a sign on equity award with an intended grant date value equal to
$5 million in the form of Restricted Stock Units to be granted as soon as practicable following Ms. Runnette’s commencement of employment. In addition, the Runnette agreement provided for a signing bonus of $100,000 to be paid shortly after her commencement of employment.
The Runnette agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property rights in favor of the Company, non-competition, non-solicitation of customers and employees and non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-solicitation covenants are effective both during Ms. Runnette employment with us and until the first anniversary of termination of employment. In addition, the Runnette agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”

55	2026 Proxy Statement
EXECUTIVE COMPENSATION
Monteleone Agreement
Bumble Trading LLC entered into an employment agreement with Ms. Monteleone effective as of June 12, 2024, which we refer to as the Monteleone agreement.
Pursuant to the Monteleone agreement, Ms. Monteleone served as our Chief Legal Officer. The Monteleone agreement further provides for “at will” employment that will continue unless otherwise terminated in accordance with the Monteleone agreement. The Monteleone agreement provided for (i) an annual base salary of $400,000, subject to increase in our discretion from time to time; (ii) eligibility to receive an annual bonus, with a target bonus equal to 70%
of Ms. Monteleone’s base salary; (iii) eligibility to participate in the long term equity-based incentive plan of Bumble on a basis generally consistent with other senior executives; (iv) paid vacation; and (v) participation in our employee benefit plans.
The Monteleone agreement contains restrictive covenants, including confidentiality of information, assignment of certain intellectual property, non-competition, non-solicitation and mutual non-disparagement covenants. The confidentiality covenant and non-disparagement covenants have an indefinite term, and the non-competition and non-
solicitation covenants are effective both during Ms. Monteleone’s employment with us and until the first anniversary of termination of employment. In addition, the Monteleone agreement further provides for severance benefits, as described below under “Potential Payments upon Termination or Change in Control.”
Ms. Monteleone resigned from her position as Chief Legal Officer effective as of April 11, 2025. Ms. Monteleone was not eligible for a bonus for work performed in 2025 as a result of her resignation.
Grants of Plan-Based Awards in 2025

			Est. Future Payouts under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards:	All Other Option Awards:

Name	Award Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Number of Shares (#)	Number of Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)(2)	Grant Date Fair Value of Stock and Option Awards ($)

Whitney Wolfe Herd	1/1/2025		650,000	650,000	650,000

	3/17/2025	2/28/2025				1,258,249			6,303,827

Kevin Cook	1/1/2025		—	163,398	294,117

	8/26/2025	8/15/2025				1,657,803			10,692,829

Deirdre Runnette	1/1/2025		—	258,412	465,142

	5/27/2025	4/25/2025				1,199,185			7,159,134

Elizabeth Monteleone	1/1/2025		—	280,000	504,000

	1/29/2025	1/29/2025				63,968			532,214

(1)Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2025 under our annual cash incentive program for executive officers. For more information on the determination of these amounts based on achievement of
2025 corporate performance objectives and individual performance, please see “Compensation Discussion and Analysis—Short-Term
Incentive Compensation.”
(2)No stock options were granted to any of the named executive officers during 2025.

56
EXECUTIVE COMPENSATION
Outstanding Equity Awards at December 31, 2025
The following table provides information regarding outstanding equity awards made to our named executive officers as of December 31, 2025.

			Option Awards					Stock Awards

Name	Grant Date		Grant Type	Number of Securities Underlying Unexercised Options— exercisable (#)	Number of Securities Underlying Unexercised Options— unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)

Whitney Wolfe Herd	3/17/2025	(1)	RSUs	—	—	—	—	1,258,249	4,491,949

	5/28/2024	(2)	Options	157,874	202,981	11.56	5/28/2034	—	—

	5/28/2024	(2)	RSUs	—	—	—	—	125,676	448,663

	3/14/2023	(3)	Options	149,111	67,778	19.68	3/14/2033	—	—

	3/14/2023	(3)	RSUs	—	—	—	—	51,860	185,140

Kevin Cook	8/26/2025	(4)	RSUs	—	—	—	—	1,657,803	5,918,357

Deirdre Runnette	5/27/2025	(5)	RSUs	—	—	—	—	1,199,185	4,281,090

Lidiane Jones	—		—	—	—	—	—	—	—

Anuradha B. Subramanian	—		—	—	—	—	—	—	—

Ron Fior	—		—	—	—	—	—	—	—

Elizabeth Monteleone	—		—	—	—	—	—	—	—

(1)The RSU award reflected in the table with a March 17, 2025 grant date is scheduled to vest 33% on March 10, 2026 and then in equal quarterly installments thereafter such that the award will be fully vested on March 10, 2028.
(2)The option and RSU award reflected in the table with a May 28, 2024 grant date vested 25% on March 10, 2025 and then vests in equal quarterly installments thereafter such that the award is fully vested on March 10, 2028.
(3)The option and RSU award reflected in the table with a March 14, 2023 grant date vested 25% on February 10, 2024 and then in equal quarterly installments thereafter such that the award is fully vested on February 10, 2027.
(4)The RSU award reflected in the table with an August 26, 2025 grant date is scheduled to vest 33% on August 2, 2026 and then in equal quarterly installments thereafter such that the award is fully vested on August 2, 2028.
(5)The RSU award reflected in the table with a May 27, 2025 grant date is scheduled to vest 33% on May 2, 2026 and then vests in equal quarterly installments thereafter such that the award is fully vested on May 2, 2028.
(6)Value with respect to the RSUs was determined based on the December 31, 2025 closing market price of our Class A common stock of
$3.57 per share.

57	2026 Proxy Statement
EXECUTIVE COMPENSATION
Option Exercises and Stock Vested in 2025

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(3)

Whitney Wolfe Herd	1,305,002	749,395

Kevin Cook(2)	—	—

Deirdre Runnette(2)	—	—

Lidiane Jones	187,087	1,491,083

Anuradha B. Subramanian	29,540	98,122

Ron Fior(2)	—	—

Elizabeth Monteleone	39,022	191,573

(1)For Ms. Wolfe Herd, represents 1,165,767 Incentive Units and 139,235 RSUs that vested in 2025; for Ms. Jones, represents 187,087
RSUs that vested in 2025; for Ms. Subramanian, represents 16,219 RSUs and 13,321 Incentive Units that vested in 2025; and for
Ms. Monteleone, represents 39,022 RSUs that vested in 2025.
(2)Mr. Cook and Ms. Runnette did not have any RSUs or Incentive Units vest during 2025. Mr. Fior has never received equity-based awards from the Company.
(3)Value for Incentive Units was determined by the difference between the closing market price of our Class A common stock on the applicable vesting date and the applicable distribution threshold. Once an Incentive Unit vests, it is eligible to be converted for Common Units, which
Common Units are eligible for exchange for shares of our Class A common stock upon the NEO’s election. During 2025, no NEO converted
Incentive Units for Common Units and no NEO converted Common Units into shares of our Class A common stock.

58
EXECUTIVE COMPENSATION
Potential Payments upon Termination or Change in Control
The following table sets forth the estimated incremental payments and benefits that would have been payable to our
NEOs upon termination of employment and/or in connection with a change in control, assuming that the triggering event occurred on December 31, 2025. Due to the number of factors that affect the nature and amount of any potential payments or benefits, actual payments and benefits may differ from those presented in the table below.

	Payment Scenario	Cash Salary Severance ($)(1)	Cash Bonus Severance ($)(2)	Equity with Accelerated Vesting ($)(3)(4)	Continued Health Benefits ($)(5)	Total ($)

Whitney Wolfe Herd	Termination Without Cause or for Good Reason	650,000	650,000	—	37,491	1,337,491

	Termination Without Cause or for Good Reason following Change in Control	650,000	650,000	5,125,752	37,491	6,463,244

	Death or Disability	—	—	—	—	—

Kevin Cook	Termination Without Cause or for Good Reason	525,000	420,000	2,466,324	4,470	3,415,794

	Termination Without Cause or for Good Reason following Change in Control	525,000	420,000	5,918,357	4,470	6,867,827

	Death or Disability	—	—	—	—	—

Deirdre Runnette	Termination Without Cause or for Good Reason	450,000	—	—	23,788	473,788

	Termination Without Cause or for Good Reason following Change in Control	450,000	—	4,281,090	23,788	4,754,879

	Death or Disability	—	—	—	—	—

Lidiane Jones	Termination Without Cause or for Good Reason	—	—	—	—	—

	Termination Without Cause or for Good Reason following Change in Control	—	—	—	—	—

	Death or Disability	—	—	—	—	—

59	2026 Proxy Statement
EXECUTIVE COMPENSATION

	Payment Scenario	Cash Salary Severance ($)(1)	Cash Bonus Severance ($)(2)	Equity with Accelerated Vesting ($)(3)(4)	Continued Health Benefits ($)(5)	Total ($)

Anuradha B. Subramanian	Termination Without Cause or for Good Reason	—	—	—	—	—

	Termination Without Cause or for Good Reason following Change in Control	—	—	—	—	—

	Death or Disability	—	—	—	—	—

Ron Fior	Termination Without Cause or for Good Reason	—	—	—	—	—

	Termination Without Cause or for Good Reason following Change in Control	—	—	—	—	—

	Death or Disability	—	—	—	—	—

Elizabeth Monteleone	Termination Without Cause or for Good Reason	286,364	—	—	—	286,364

(1)“Cash Salary Severance” represents, for Mses. Wolfe Herd and Runnette, and Mr. Cook, 12 months of base salary payable over
12 months.
(2)With respect to a December 31, 2025 termination date, bonuses for 2025 which would have been earned by the named executive officers
(as set forth in the Summary Compensation Table under Non-Equity Incentive Plan Compensation) are not included as “Cash Bonus
Severance.” Such amounts are $650,000, $168,954, and $267,198 for Ms. Wolfe Herd, Mr. Cook, and Ms. Runnette respectively. For
Ms. Wolfe Herd, the cash payment in the table represents an amount equal to her target bonus, payable within 60 days following her termination. Ms. Wolfe Herd would receive the amount in the table plus the earned bonus (as set forth in the Summary Compensation Table under Non-Equity Incentive Plan Compensation, found in the “Executive Compensation” section of this Proxy Statement) in the event of a termination without “cause” or a resignation for “good reason” on December 31, 2025.
(3)Represents, for Mses. Wolfe Herd and Runnette, full acceleration and vesting of outstanding stock options and RSUs, as applicable, in the case of a termination without “cause” or a resignation with “good reason” in the two-year period immediately following a change in control.
(4)Represents, for Mr. Cook, (i) in the event of a termination without “cause” or his resignation for “good reason” prior to a change in control, the acceleration and vesting of RSUs scheduled to vest over the next 12 months; and (ii) full acceleration and vesting of RSUs in the case of a termination without “cause” or a resignation with “good reason” in the two-year period immediately following a change in control.
(5)Amounts reflect the Company’s cost of providing continued health insurance benefits coverage as provided in the respective executive’s employment agreements, as described below.
Severance Arrangements
Ms. Wolfe Herd. Pursuant to the terms of the Wolfe Herd agreement, if Ms. Wolfe Herd’s employment is terminated
(i) by us without “cause” (as defined in the Wolfe Herd agreement) and not due to her death or disability or (ii) for
“good reason” (as defined in the Wolfe Herd agreement) by Ms. Wolfe Herd, Ms. Wolfe Herd will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus):
●an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;
●an amount equal to the target bonus for the year of termination of employment, payable within 60 days following such termination of employment; and

60
EXECUTIVE COMPENSATION
●if Ms. Wolfe Herd timely elects continued coverage under the Consolidated Omnibus Budget Reconciliation Act of
1985 (“COBRA”), continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which Ms. Wolfe Herd becomes eligible for medical and/or dental coverage from a subsequent employer.
In addition, upon a termination of Ms. Wolfe Herd’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), Ms. Wolfe Herd will be entitled to a pro-rated bonus for the year of termination of employment, based on actual performance and paid no later than two and one-half months after the end of the applicable performance period, which we refer to as the pro-rated bonus.
Our obligation to provide the severance payments and benefits are contingent upon Ms. Wolfe Herd’s execution and non-revocation of a release of claims and Ms. Wolfe Herd’s continued compliance, in all material respects, with any existing non-competition, non-solicitation and confidentiality agreements with us.
Ms. Jones. On January 13, 2025, Ms. Jones notified the Company of her decision to resign (without “good reason”), effective as of March 16, 2025. Ms. Jones remained employed by the Company during a transition period which ended on April 13, 2025. In accordance with SEC rules, because Ms. Jones was not serving as a named executive officer of the Company at the end of the last completed fiscal year, the disclosure for Ms. Jones applies only to her resignation, upon which she received only her vested and accrued rights and benefits through her resignation date and no further payments or benefits.
Mr. Cook. Pursuant to the terms of the Cook agreement, if Mr. Cook’s employment is terminated (i) by us without
“cause” (as defined in the applicable agreement) and not due to his death or disability or (ii) terminated for “good reason” (as defined in the applicable agreement) by Mr. Cook, Mr. Cook will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior performance period bonus):
●an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;
●an amount equal to 100% of the Target Bonus then in effect, payable in equal monthly installments over 12 months;
●if the executive timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which the executive becomes eligible for medical and/or dental coverage from a subsequent employer; and
●the portion of any outstanding equity-based awards that were scheduled to vest in the 12-month period immediately following such termination shall become fully vested.
In addition, upon a termination of Mr. Cook’s employment due to his death or as a result of his disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), the executive will be entitled to the pro-rated bonus.
Our obligation to provide the severance payments and benefits listed above are contingent upon the executive’s execution and non-revocation of a release of claims and the executive’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.
Mr. Fior. The Consulting Agreement entered into with FlG Partners relating to Mr. Fior’s provision of services to the
Company did not include any payments or benefits relating to a termination of Mr. Fior’s employment.
Ms. Subramanian. On November 25, 2024, Ms. Subramanian notified the Company of her decision to resign (without
“good reason”), effective as of March 14, 2025. In accordance with SEC rules, because Ms. Subramanian was not serving as a named executive officer of the Company at the end of the last completed fiscal year, the disclosure for
Ms. Subramanian applies only to her resignation, upon which she received only her vested and accrued rights and benefits through her resignation date and no further payments or benefits.

61	2026 Proxy Statement
EXECUTIVE COMPENSATION
Ms. Runnette. Pursuant to the terms of the Runnette agreement, if Ms. Runnette’s employment is terminated (i) by us without “cause” (as defined in the applicable agreement) and not due to her death or disability or (ii) terminated for
“good reason” (as defined in the applicable agreement) by Ms. Runnette, Ms. Runnette will be entitled to receive the following severance payments and benefits, in addition to certain accrued obligations (including any earned but unpaid prior performance period bonus):
●an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;
●the pro-rated bonus for the year of termination; and
●if the executive timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which the executive becomes eligible for medical and/or dental coverage from a subsequent employer.
In addition, upon a termination of Ms. Runnette’s employment due to her death or as a result of her disability, in addition to certain accrued obligations (including any earned but unpaid prior year annual bonus), the executive will be entitled to a pro-rated bonus for the year of termination.
Our obligation to provide the severance payments and benefits listed above are contingent upon the executive’s execution and non-revocation of a release of claims and the executive’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.
Furthermore, in the event that Ms. Runnette resigns without “good reason” prior to April 14, 2026, a pro rata portion of the signing bonus she received shall be repaid by Ms. Runnette to the Company no later than 10 days following the date of such termination of employment (less tax amounts).
Ms. Monteleone. On March 31, 2025, the Company and Ms. Monteleone mutually agreed to Ms. Monteleone’s resignation, effective April 11, 2025, pursuant to which Ms. Monteleone would receive the severance payments and benefits consistent with a resignation with “good reason” within the meaning of Ms. Monteleone’s employment agreement. In accordance with SEC rules, because Ms. Monteleone was not serving as a named executive officer of the Company at the end of the last completed fiscal year, the disclosure for Ms. Monteleone applies only to her resignation with “good reason” upon which she received the payments and benefits described as follows.
●an amount equal to 12 months’ base salary, payable in equal monthly installments over 12 months;
●a pro-rated bonus for the year of termination; and
●if the executive timely elects continued coverage under COBRA, continued medical and dental coverage, at active employee rates, for up to 12 months following termination of employment or, if earlier, until the date on which the executive becomes eligible for medical and/or dental coverage from a subsequent employer.
Our obligation to provide the severance payments and benefits listed above are contingent upon the executive’s execution and non-revocation of a release of claims and the executive’s continued compliance with any existing non-competition, non-solicitation and confidentiality agreements with us.
Equity Awards
Qualifying Termination following a Change in Control
Mses. Wolfe Herd, Mr. Cook and Ms. Runnette. If a change in control (generally defined to include the acquisition of a majority of Bumble Holdings and its subsidiaries by a third party) occurs while any of Mses. Wolfe Herd, Runnette or
Mr. Cook is employed or providing services, and, within the two-year period following such change-in-control event, the employment of such executive is terminated by us (or a successor) without “cause,” or the executive resigns her employment for “good reason,” then unvested option awards (in the case of Ms. Wolfe Herd), and unvested RSUs will become vested upon such termination of employment.

62
EXECUTIVE COMPENSATION
Equity Compensation Plan Information
In connection with our IPO, all Class B Units were either converted to Incentive Units, restricted shares of Class A common stock or vested shares of our Class A common stock and all Phantom Class B Units of Buzz Management
Aggregator L.P. were converted into RSUs in respect of a number of shares of our Class A common stock. In addition,
Class B unitholders whose units were not converted to Incentive Units and all Phantom Class B unitholders were granted options to purchase shares of Class A common stock under our Omnibus Incentive Plan.
The following table sets forth information as of December 31, 2025 regarding the Company’s equity compensation plans, giving effect to the conversion described above. The only plans pursuant to which the Company may currently make additional equity grants or issue equity compensation are the Omnibus Incentive Plan and the Employee Stock
Purchase Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders:

Omnibus Incentive Plan	17,243,812	(1)	$20.39	(2)	20,077,623	(3)

Employee Stock Purchase Plan	—		N/A		4,500,000	(4)

Equity compensation plans not approved by security holders:	—		—		—

Total:	17,243,812				24,577,623

(1)Total includes stock options, RSUs and Incentive Units. With respect to Incentive Units, the amount in the table includes shares of Class A common stock that would be issuable upon the exchange of an equivalent number of Common Units into which outstanding Incentive Units on December 31, 2025 would be convertible based on our closing price of $3.57 per share.
(2)The weighted average exercise price relates only to stock options. The calculation of the weighted average exercise price does not include outstanding equity awards that are received or exercised for no consideration.
(3)These shares are available for grant as of December 31, 2025 under the Omnibus Incentive Plan pursuant to which we may make various stock-based awards including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, RSUs,
Common Units, Incentive Units, performance awards and other stock-based or stock-denominated awards with respect to the Company’s
Class A common stock. The aggregate number of shares of Class A common stock covered by the Omnibus Incentive Plan is increased on the first day of each fiscal year during its term by the number of shares of Class A common stock in an amount equal to the least of (x)
12,000,000 shares of Class A common stock, (y) 5% of the total number of shares of Class A common stock outstanding on the last day of the immediately preceding fiscal year, and (z) a lower number of shares of Class A common stock as determined by the Board. Effective
January 1, 2026, an additional 6,480,673 shares of Class A common stock, equal to 5% of the total number of Class A common stock outstanding as of December 31, 2025 became available to grant under the Omnibus Incentive Plan.
(4)These shares are reserved for issuance under our Employee Stock Purchase Plan. No offering periods will commence under the Employee
Stock Purchase Plan until such time and subject to such terms and conditions as may be determined by the Compensation Committee of our Board.

63	2026 Proxy Statement
EXECUTIVE COMPENSATION
CEO Pay Ratio
For the fiscal year 2025, the annual total compensation for the median employee of the Company, other than our
CEO, was $178,674. During fiscal year 2025, two individuals served as CEO. Ms. Jones served as CEO from
January 1, 2025 through March 16, 2025. Ms. Wolfe Herd served as Executive Chair from January 1, 2025 to
March 16, 2025, and has served as CEO since March 17, 2025.
For the purposes of calculating the pay ratio, we used the annual total compensation of Ms. Wolfe Herd, as reported in the Summary Compensation Table. The annual total compensation used was $7,617,828. Based on this information, for fiscal year 2025 our CEO pay ratio was 43:1. We believe this ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
To identify our median employee, we used the following methodology:
●To determine our total population of employees, we included all full-time, part-time, and temporary employees as of
December 31, 2025. We did not exclude any non-U.S. employees.
●We determined our median compensated employee by using a ‘total direct compensation’ measure consisting of:
(i) fiscal year 2025 base salary or hourly wages, including overtime pay, (ii) bonuses and commission payable for fiscal year 2025, and (iii) grant date fair value, determined in accordance with ASC 718, of any equity awards granted in fiscal year 2025.
●We annualized the base pay of any part-time or full-time employees who were employed by us for less than the full year.
●Payments made in foreign currencies were converted to U.S. dollars using 12-month average exchange rates for the year.
Although we identified a new median employee for 2025, our calculation methodology for 2025 was the same methodology used to calculate our 2024 CEO pay ratio.
Pay Versus Performance
The Compensation Discussion and Analysis section of this Proxy Statement sets forth the financial and other factors considered by the Compensation Committee when reviewing and setting the compensation of our CEO and other named executive officers for the fiscal year 2025. As required by Section 953(a) of the Dodd-Frank Wall Street
Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K (“Item 402(v)”), the amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to Non-CEO
NEOs” have been calculated in a manner consistent with Item 402(v). Footnotes (2) and (4) below set forth the adjustments from the total compensation for each NEO reported in the Summary Compensation Table (“SCT”) above.
They do not reflect the actual amount of compensation earned by or paid to our non-CEO NEOs during the applicable year. For information regarding the non-CEO NEOs’ compensation for each fiscal year, please see the Compensation
Discussion and Analysis and the Executive Compensation sections of this Proxy Statement and the Executive
Compensation section of our 2025, 2024, 2023 and 2022 Proxy Statements, as applicable.

64
EXECUTIVE COMPENSATION
Pay Versus Performance Table
The following table provides summary information concerning pay versus performance for our CEO and non-CEO
NEOs for the years ended December 31, 2025, 2024, 2023, 2022 and 2021.

							Value of Initial Fixed $100 investment based on:

Year	Summary Compensation Table Total for CEO 1 ($) (1)	Summary Compensation Table Total for CEO 2 ($) (2)	Compensation Actually Paid to CEO 1 ($) (3)	Compensation Actually Paid to CEO 2 ($) (3)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (4)	Average Compensation Actually Paid to Non-CEO NEOs ($) (5) (6)	Total Stockholder Return ($) (7)	Index Total Stockholder Return ($) (8)	Net Income ($ Millions) (9)	Total Revenue ($ Millions) (10)

2025	7,617,828	192,046	3,307,159	(7,824,988)	4,123,182	1,894,301	5.08	105.74	(895.3)	965.7

2024	6,045,649	23,503,322	(6,543,959)	12,083,906	1,736,641	(624,840)	11.58	91.21	(768.4)	1,071.6

2023	7,031,795	N/A	(15,584,729)	N/A	4,576,451	(5,182,198)	20.96	70.41	(1.9)	1,051.8

2022	16,234,030	N/A	(41,123,355)	N/A	7,707,501	(2,765,959)	29.94	49.12	(114.1)	903.5

2021	1,125,200	N/A	75,084,565	N/A	956,913	16,653,709	48.16	93.68	281.7	760.9

(1)Reflects compensation amounts reported in the “Summary Compensation Table” for Whitney Wolfe Herd, our CEO as of March 17, 2025
and who previously served as our CEO prior to January 2, 2024, for the respective years shown.
(2)Reflects compensation amounts reported in the “Summary Compensation Table” for Lidiane Jones, who served as our CEO from
January 2, 2024 until March 17, 2025.
(3)Compensation actually paid (“CAP”) to our CEOs in 2025 reflects the respective amounts set forth above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Year	2025	2025

CEO	Whitney Wolfe Herd	Lidiane Jones

SCT Total Compensation ($)	7,617,828	192,046

Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(6,303,827)	—

Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	4,491,949	—

Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	(1,517,698)	—

Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(981,093)	(342,754)

Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	(7,674,280)

Add: Incremental Fair Value of Stock and Option Awards from Prior Years that were Modified during the Covered Year ($)	—	—

Compensation Actually Paid ($)	3,307,159	(7,824,988)

65	2026 Proxy Statement
EXECUTIVE COMPENSATION
(4)The following non-CEO named executive officers are included in the average figures shown below:
2025: Kevin Cook (Chief Financial Officer), Deirdre Runnette (Chief Legal Officer), Anuradha Subramanian (Former Chief Financial Officer,
terminated March 2025), Ron Fior (Former Interim Chief Financial Officer, terminated August 2025), and Elizabeth Monteleone (Former
Chief Legal Officer, terminated April 2025)
2024: Anuradha B. Subramanian (Chief Financial Officer), Elizabeth Monteleone (Chief Legal Officer) and Laura Franco (Former Chief
Legal and Compliance Officer)
2023: Tariq M. Shaukat (President), Anuradha B. Subramanian (Chief Financial Officer) and Laura Franco (Chief Legal and
Compliance Officer)
2022: Tariq M. Shaukat (President), Anuradha B. Subramanian (Chief Financial Officer) and Laura Franco (Chief Legal and
Compliance Officer)
2021: Tariq M. Shaukat (President) and Anuradha B. Subramanian (Chief Financial Officer)
(5)Average CAP for our non-CEO NEOs in 2025 reflects the respective amounts set forth above, adjusted as set forth in the table below, as determined in accordance with SEC rules.

Year	2025

Non-CEO NEOs	See note(4)

SCT Total Compensation ($)	4,123,182

Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	(3,676,835)

Plus: Fair Value for Stock and Option Awards Granted in the Covered Year ($)	2,039,889

Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	—

Plus: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	15,736

Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	(41,027)

Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	(566,644)

Add: Incremental Fair Value of Stock and Option Awards from Prior Years that were Modified during the Covered Year ($)	—

Compensation Actually Paid ($)	1,894,301

(6)CAP, as required under SEC rules, reflects adjustments to unvested and vested equity awards during the years shown in the table based on year-end (or vesting date) accounting valuations. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals (as reflected in the significant decrease to 2025, 2024, 2023 and 2022 CAP).
The valuation methodology for Exit-Vesting Incentive Unit fair values is calculated based on the Monte Carlo pricing model (or the stock price in the case of a vesting date value).

66
EXECUTIVE COMPENSATION
As of the measurement date, adjustments to the fair values have been made using the stock price as of the measurement date and updated assumptions (i.e., expected time to liquidity event, volatility, dividend yield, risk free interest rates).
The weighted-average assumptions the Company used in the Monte Carlo model for the modified Exit-Vesting
Incentive Units are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Time to Liquidity Event (Years)

12/31/2021	—	60%	0.47%	1.3

7/15/2022	—	60%	2.1% to 3.1%	1.0

12/31/2022	—	75%	4.1% to 4.7%	1.0

12/31/2023	—	50%	4.4% to 5.5%	0.75

12/31/2024	—	60%	4.2% to 4.4%	0.75

12/31/2025(a)	—	—%	—%	—

(a)The Exit-Vesting Incentive Units were fully vested as of December 31, 2025.
On July 15, 2022 (the “Modification Date”), the Exit-Vesting Incentive Units were modified to also provide for time-based vesting in 36 equal installments, with the first installment vesting on August 29, 2022, and subsequent installments vesting on each of the next 35 monthly anniversaries of August 29, 2022, subject to the award holder’s continued employment through each applicable vesting date and subject to other terms and conditions of the award. Incremental expense associated with the modification of the Exit-Vesting Incentive Units for the CEO was $15.0 million and average incremental expense associated with this modification for Non-CEO NEOs was
$2.2 million. These amounts were recognized over a period of 3.0 years. The fair value of the Exit-Vesting Incentive
Units as of the date of any vesting date since the Modification Date is based on the Company’s stock price as of such vesting date.
Incremental expense for the modified Exit-Vesting Incentive Units was based on the Modification Date fair value of modified Exit-Vesting Incentive Units. The Modification Date fair value was measured using a Monte Carlo model, which incorporates various assumptions noted above.
The valuation methodology for Time-Vesting Incentive Unit and stock option fair values is calculated based on the
Black-Scholes option pricing model as of the dates below. As of each measurement date, adjustments to the fair values have been made using the stock price as of the dates below and updated assumptions (i.e., expected life, volatility, dividend yield, risk free interest rates) as of the measurement date.

67	2026 Proxy Statement
EXECUTIVE COMPENSATION
The assumptions the Company used in the Black-Scholes model for the Time-Vesting Incentive Units at each measurement date are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Life (Years)

12/31/2021	—	55% to 60%	0.1% to 1.1%	0.1 to 3.8

12/31/2022	—	75%	4.1% to 4.7%	0.1 to 2.8

12/31/2023	—	50%	4.3% to 5.5%	0.1 to 1.8

12/31/2024	—	55% to 60%	4.2% to 4.4%	0.1 to 0.7

12/31/2025(b)	—	—%	—%	—

(b)The Time-Vesting Incentive Units were fully vested as of December 31, 2025.
The assumptions the Company used in the Black-Scholes model for the stock options at each measurement date are as follows:

Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Life (Years)

12/31/2022	—	55%	3.9% to 4.0%	4.8 to 6.3

12/31/2023	—	55%	3.9%	3.8 to 4.2

12/31/2024	—	60%	4.2% to 4.4%	3.1 to 6.3

12/31/2025	—	65% to 70%	3.6% to 3.7%	3.7 to 5.3

Time-vesting RSU fair values are calculated using the stock price. The value of the Time-Vesting Incentive Units as of the date of any vesting date is based on the Company’s stock price as of such vesting date. Adjustments have been made using the stock price as of year-end.
(7)For the relevant fiscal year, represents the cumulative total stockholder return (“TSR”) of Bumble for the measurement periods ending on
December 31, 2025, 2024, 2023, 2022 and from February 10, 2021 to December 31, 2021.
(8)For the relevant fiscal year, represents the cumulative TSR of the Nasdaq CTA Internet Index (the “Index”) for the measurement periods ending on December 31 of each of 2025, 2024, 2023, 2022 and 2021, respectively. The Nasdaq CTA Internet Index is the same index we use in our performance graph in the Company’s Annual Reports on Form 10-K for the year ended December 31, 2024.
(9)Reflects “Net earnings (loss)” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on
Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
(10)Reflects “Revenue” in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2025, 2024, 2023, 2022 and 2021.

68
EXECUTIVE COMPENSATION
Narrative Disclosure to Pay Versus Performance Table
Relationship between Financial Performance Measures
The graphs below compare (i) the compensation actually paid to our CEO and the average of the compensation actually paid to our remaining NEOs, with (ii) our cumulative TSR, (iii) the Index TSR, (iv) our Net Income, and (v) our
Total Revenue, in each case, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid vs Total Stockholder Return

Whitney Wolfe Herd CAP	Lidiane Jones CAP	Average for Non-CEO NEOs CAP
Bumble Inc.	Nasdaq CTA Internet

69	2026 Proxy Statement
EXECUTIVE COMPENSATION

Compensation Actually Paid vs Net Income

Whitney Wolfe Herd CAP	Lidiane Jones CAP	Average for Non-CEO NEOs CAP	Net Income

Compensation Actually Paid vs Total Revenue

Whitney Wolfe Herd CAP	Lidiane Jones CAP	Average for Non-CEO NEOs CAP	Total Revenue

70
EXECUTIVE COMPENSATION
Pay Versus Performance Tabular List
Identified in accordance with the requirements of Item 402(v)(6), the following performance measures, presented in no particular order, represent the most important financial performance measures and other performance measures used by us to link compensation actually paid to our NEOs to performance for the fiscal year ended
December 31, 2025:
●Total Revenue;
●Adjusted EBITDA Margin; and
●Strategic Metrics.
“Strategic Metrics” is based on strategic performance linked to the Company’s long-term transformation priorities. We are not disclosing the specific metrics or goals related to the Strategic Metrics because doing so could result in competitive harm. The Compensation Committee considered the ability to meet or exceed the Strategic Metrics to be at least as difficult as the Revenue and Adjusted EBITDA Margin goals.
The Compensation Committee has not historically and does not currently evaluate CAP as calculated pursuant to
Item 402(v)(2) as part of its executive compensation determinations; accordingly, the Compensation Committee does not actually use any financial or non-financial performance measures specifically to link NEO CAP to
Company performance.
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

71	2026 Proxy Statement

Ownership of Securities
The following table sets forth information regarding the beneficial ownership of shares of our Class A common stock and of Common Units, as of April 6, 2026, by (1) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of Bumble Inc., (2) each of our directors and named executive officers and
(3) all of our directors and executive officers as a group.
The percentage of beneficial ownership of (1) Class A common stock is based upon 130,431,168 shares issued and outstanding and (2) Common Units is based upon 151,679,614 Common Units outstanding (including 130,431,168
Common Units held directly or indirectly by the Company), in each case as of April 6, 2026.
We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of Class A common stock and/or
Common Units, as applicable, issuable pursuant to the exchange of Common Units, conversion of vested Incentive
Units, or otherwise are either immediately exchangeable or convertible within 60 days of April 6, 2026. These securities are deemed to be outstanding and beneficially owned by the person holding those Common Units or
Incentive Units, as applicable, for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for persons listed in the table is c/o Bumble Inc., 1105 West
41st Street, Austin, Texas 78756.

	Class A Common Stock Beneficially Owned(1)		Common Units Beneficially Owned(1)		Combined Voting Power(2)

Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage

Parties to our Stockholders Agreement as a group	30,932,298	23.7%	21,230,911	14.0%	83.7%

Blackstone(3)	29,909,996	22.9%	—	—	48.9%

Whitney Wolfe Herd(4)	1,022,302	*	21,230,911	14.0%	34.8%

Ann Mather(5)	62,286	*	—	—	*

R. Lynn Atchison(6)	80,548	*	—	—	*

Martin Brand	—	—	—	—	—

Amy M. Griffin(7)	233,248	*	—	—	*

Sissie L. Hsiao(8)	65,705	*	—	—	*

Jonathan C. Korngold	—	—	—	—	—

Elisa A. Steele(9)	104,996	*	—	—	*

Pamela A. Thomas-Graham(10)	87,083	*	—	—	*

Deirdre Runnette(11)	399,808	*	—	—	*

Kevin Cook	—	—	—	—	—

Ron Fior(12)	—	—	—	—	—

Elizabeth Monteleone(13)	9,890	*	—	—	*

72
OWNERSHIP OF SECURITIES

	Class A Common Stock Beneficially Owned(1)		Common Units Beneficially Owned(1)		Combined Voting Power(2)

Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage

Lidiane S. Jones(14)	—	—	—	—	—

Anuradha B. Subramanian(15)	—	—	—	—	—

Current directors and executive officers as a group (11 persons)(16)	2,055,976	1.6%	21,230,911	14.0%	35.0%

Other 5% Stockholders:

The Vanguard Group, Inc.(17)	11,164,004	10.7%	—	—	10.7%

BlackRock, Inc.(18)	5,943,004	5.8%	—	—	5.8%

*Represents less than 1%.
(1)Subject to the terms of the exchange agreement, the Common Units are exchangeable for shares of our Class A common stock on a one-for-one basis. See “Transactions with Related Persons—Exchange Agreement.” Beneficial ownership of Common Units reflected in this table has not also been reflected as beneficial ownership of shares of our Class A common stock for which such units may be exchanged.
In calculating the percentage of Common Units beneficially owned, the Common Units held by Bumble Inc. are treated as outstanding.
(2)Represents percentage of voting power of the Class A common stock and Class B common stock of Bumble Inc. voting together as a single class. In general, each share of our Class A common stock entitles its holder to one vote on all matters on which stockholders of Bumble
Inc. are entitled to vote generally. Shares of Class B common stock have no economic rights but each share generally entitles each holder, without regard to the number of shares of Class B common stock held by such holder, to a number of votes that is equal to the aggregate number of Common Units held by such holder on all matters on which stockholders of Bumble Inc. are entitled to vote generally. Holders of shares of our Class B common stock vote together with holders of our Class A common stock as a single class on all matters on which stockholders are entitled to vote generally, except as otherwise required by law. Notwithstanding the foregoing, unless they elect otherwise, each of our Principal Stockholders is entitled to outsized voting rights as follows. Until the High Vote Termination Date (the earlier to occur of
(i) seven years from the closing of the IPO and (ii) the date the parties to the stockholders agreement cease to own in the aggregate 7.5%
of the outstanding shares of Class A common stock, assuming exchange of all Common Units), each share of Class A common stock held by a Principal Stockholder entitles such Principal Stockholder to ten votes and each Principal Stockholder that holds Class B common stock is entitled, without regard to the number of shares of Class B common stock held by such Principal Stockholder, to a number of votes equal to 10 times the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble
Holdings held by such Principal Stockholder. In addition, if, at any time, our Founder is neither an employee nor a director, any Class A common stock or Class B common stock held by our Founder will be entitled to one vote per share (in the case of the Class A common stock) or a number of votes that is equal to the aggregate number of Common Units (including Common Units issued upon conversion of vested Incentive Units) of Bumble Holdings held by our Founder (in the case of the Class B common stock), in each case on all matters on which stockholders of Bumble Inc. are entitled to vote generally.
(3)Information about the number of shares beneficially owned is based on information reported by the Blackstone Funds (as defined below) on
Schedule 13D/A filed with the SEC on March 19, 2026. Reflects 725,373 shares of Class A common stock directly held by BX Buzz ML-1
Holdco L.P., 9,980,754 shares of Class A common stock directly held by BX Buzz ML-2 Holdco L.P., 1,620,290 shares of Class A common stock directly held by BX Buzz ML-3 Holdco L.P., 4,323,608 shares of Class A common stock directly held by BX Buzz ML-4 Holdco L.P.,
13,115,843 shares of Class A common stock directly held by BX Buzz ML-5 Holdco L.P., 118,296 shares of Class A common stock directly held by BX Buzz ML-6 Holdco L.P. and 25,832 shares of Class A common stock directly held by BX Buzz ML-7 Holdco L.P. (together, the
“Blackstone Funds”).
BX Buzz ML-1 GP LLC is the general partner of BX Buzz ML-1 Holdco L.P. BX Buzz ML-2 GP LLC is the general partner of BX Buzz ML-2
Holdco L.P. BX Buzz ML-3 GP LLC is the general partner of BX Buzz ML-3 Holdco L.P. BX Buzz ML-4 GP LLC is the general partner of BX
Buzz ML-4 Holdco L.P. BX Buzz ML-5 GP LLC is the general partner of BX Buzz ML-5 Holdco L.P. BX Buzz ML-6 GP LLC is the general partner of BX Buzz ML-6 Holdco L.P. BX Buzz ML-7 GP LLC is the general partner of BX Buzz ML-7 Holdco L.P.
BXG Buzz Holdings L.P. is the sole limited partner of BX Buzz ML-1 Holdco L.P. and the sole member of BX Buzz ML-1 GP LLC. BCP Buzz
Holdings L.P. is the sole limited partner of BX Buzz ML-2 Holdco L.P. and the sole member of BX Buzz ML-2 GP LLC. BSOF Buzz
Aggregator LLC is the sole limited partner of BX Buzz ML-3 Holdco L.P. and the sole member of BX Buzz ML-3 GP LLC. BTO Buzz
Holdings II L.P. is the sole limited partner of BX Buzz ML-4 Holdco L.P. and the sole member of BX Buzz ML-4 GP LLC. Blackstone Buzz
Holdings L.P. is the sole limited partner of BX Buzz ML-5 Holdco L.P. and the sole member of BX Buzz ML-5 GP LLC. Blackstone Tactical
Opportunities Fund – FD L.P. is the sole limited partner of BX Buzz ML-6 Holdco L.P. and the sole member of BX Buzz ML-6 GP LLC.
Blackstone Family Investment Partnership Growth–ESC L.P. is the sole limited partner of BX Buzz ML-7 Holdco L.P. and the sole member of BX Buzz ML-7 GP LLC.

73	2026 Proxy Statement
OWNERSHIP OF SECURITIES
BTO Holdings Manager—NQ L.L.C. is the general partner of Blackstone Buzz Holdings L.P. Blackstone Tactical Opportunities Associates—
NQ L.L.C. is the managing member of BTO Holdings Manager—NQ L.L.C. BTOA—NQ L.L.C. is the sole member of Blackstone Tactical
Opportunities Associates—NQ L.L.C. Blackstone Tactical Opportunities Associates III—NQ L.P. is the general partner of Blackstone Tactical
Opportunities Fund—FD L.P. BTO DE GP—NQ L.L.C. is the general partner of Blackstone Tactical Opportunities Associates III—NQ L.P.
BXG Side-by-Side GP L.L.C. is the general partner of Blackstone Family Investment Partnership—Growth ESC L.P. Blackstone Holdings II
L.P. is the sole member of BXG Side-by-Side GP L.L.C.
BXG Holdings Manager L.L.C. is the general partner of BXG Buzz Holdings L.P. Blackstone Growth Associates L.P. is the managing member of BXG Holdings Manager L.L.C. BXGA L.L.C. is the general partner of Blackstone Growth Associates L.P.
Blackstone Strategic Opportunity Associates L.L.C. is the managing member of BSOF Buzz Aggregator L.L.C. Blackstone Holdings II L.P. is
the sole member of Blackstone Strategic Opportunity Associates L.L.C. BCP VII Holdings Manager—NQ L.L.C. is the general partner of
BCP Buzz Holdings L.P. Blackstone Management Associates VII NQ L.L.C. is the managing member of BCP VII Holdings Manager—NQ
L.L.C. BMA VII NQ L.L.C. is the managing member of Blackstone Management Associates VII NQ L.L.C.
Blackstone Holdings II L.P. is the managing member of each of BTOA—NQ L.L.C., BTO DE GP—NQ L.L.C., BXGA L.L.C., and BMA VII NQ
L.L.C. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P.
BTO Holdings Manager L.L.C. is the general partner of BTO Buzz Holdings II L.P. Blackstone Tactical Opportunities Associates L.L.C. is the
managing member of BTO Holdings Manager L.L.C. BTOA L.L.C. is the managing member of Blackstone Tactical Opportunities Associates
L.L.C. Blackstone Holdings III L.P. is the managing member of BTOA L.L.C. Blackstone Holdings III GP L.P. is the general partner of
Blackstone Holdings III L.P. Blackstone Holdings III GP Management L.L.C. is the general partner of Blackstone Holdings III GP L.P.
Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. and Blackstone Holdings III GP Management L.L.C. The sole holder of the Series II preferred stock of Blackstone Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is
wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman.
Each of the Blackstone entities described in this footnote and Stephen A. Schwarzman may be deemed to beneficially own the securities directly or indirectly controlled by such Blackstone entities or him, but each disclaims beneficial ownership of such securities (other than the
Blackstone Funds to the extent of their direct holdings). The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o Blackstone Inc., 345 Park Avenue, New York, New York 10154.
(4)Reflects (a) 21,230,911 Common Units and one share of Class B common stock directly held by Beehive Holdings III, LP, (b) 415,747 shares of Class A common stock directly held by Ms. Wolfe Herd, (c) 10,372 shares of Class A common stock which Ms. Wolfe Herd has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units, (d) 356,649 shares of Class A common stock which Ms. Wolfe Herd has the right to acquire on or within 60 days of April 6, 2026 through the exercise of stock options, (e) 100,000 shares of Class A common stock held directly by Ms. Wolfe Herd’s spouse, (f) 23,255 shares of Class A common stock held by a trust, of which Ms. Wolfe Herd’s spouse is the trustee and (g) 116,279 shares of Class A common stock held in a foundation over which Ms. Wolfe
Herd’s spouse may be deemed to have shared voting and dispositive power. Ms. Wolfe Herd may be deemed to have shared investment and voting power over the shares held by her spouse, the trust and the foundation described herein. The shares of Class A common stock described in (b) through (g) above are entitled to one vote per share.
The general partner of Beehive Holdings III, LP is Beehive Holdings Management III, LLC. Whitney Wolfe Herd is the sole member of
Beehive Holdings Management III, LLC. The address of Ms. Wolfe Herd and each of the other entities listed in this footnote is c/o Bumble
Inc., 1105 West 41st Street, Austin, Texas 78756.
(5)Reflects (a) 18,260 shares of Class A common stock directly held by Ms. Mather and (b) 44,026 shares of Class A common stock which
Ms. Mather has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units.
(6)Reflects (a) 36,522 shares of Class A common stock directly held by Ms. Atchison and (b) 44,026 shares of Class A common stock which
Ms. Atchison has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units.
(7)Reflects (a) 152,700 shares of Class A common stock beneficially owned by Ms. Griffin’s spouse, (b) 36,522 shares of Class A common stock directly held by Ms. Griffin and (c) 44,026 shares of Class A common stock which Ms. Griffin has the right to acquire on or within
60 days of April 6, 2026 through the vesting of restricted stock units. Ms. Griffin may be deemed to have shared investment and voting power over the shares beneficially owned by her spouse.
(8)Reflects (a) 21,679 shares of Class A common stock directly held by Ms. Hsiao and (b) 44,026 shares of Class A common stock which
Ms. Hsiao has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units.
(9)Reflects (a) 60,970 shares of Class A common stock directly held by Ms. Steele and (b) 44,026 shares of Class A common stock which
Ms. Steele has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock unit.
(10)Reflects (a) 43,057 shares of Class A common stock directly held by Ms. Thomas-Graham and (b) 44,026 shares of Class A common stock which Ms. Thomas-Graham has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units.
(11)Reflects 399,808 shares of Class A common stock which Ms. Runnette has the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units.
(12)Mr. Fior was engaged under a consulting agreement from February 24 to August 31, 2025, and served as Interim Chief Financial Officer from March 15 to August 12, 2025.
(13)Reflects 9,890 shares of Class A common stock directly held by Ms. Monteleone. Ms. Monteleone resigned effective April 11, 2025.

74
OWNERSHIP OF SECURITIES
(14)Ms. Jones resigned effective March 16, 2025.
(15)Ms. Subramanian resigned effective March 14, 2025.
(16)Reflects (a) 1,024,991 shares of Class A common stock beneficially owned by our directors and executive officers, (b) 21,230,911 Common
Units beneficially owned by our directors and executive officers and (c) 674,336 shares of Class A common stock which our directors and executive officers have the right to acquire on or within 60 days of April 6, 2026 through the vesting of restricted stock units and (d) 356,649 shares of Class A common stock which our directors and executive officers have the right to acquire on or within 60 days of April 6, 2026 through the exercise of stock options.
(17)Information about shares beneficially owned is based on information reported by The Vanguard Group on Schedule 13G/A filed with the
SEC on October 6, 2025, in which The Vanguard Group reported that it has sole dispositive power with respect to 10,478,698 shares of
Class A common stock, shared dispositive power with respect to 685,306 shares of Class A common stock, sole voting power with respect to 0 shares of Class A common stock and shared voting power with respect to 598,649 shares of Class A common stock. The Vanguard
Group listed its address as 100 Vanguard Blvd., Malvern, PA 19355. According to the most recent Schedule 13G/A filed by The Vanguard
Group with the SEC on March 26, 2026, The Vanguard Group reported that, following an internal reorganization pursuant to which The
Vanguard Group’s beneficial ownership has been disaggregated, it no longer has, or is deemed to have, beneficial ownership over
Company securities beneficially owned by various Vanguard subsidiaries and/or business divisions. The Vanguard Group noted that certain subsidiaries or business divisions of subsidiaries of The Vanguard Group that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group.
(18)Information about shares beneficially owned is based on information reported by BlackRock, Inc., on Schedule 13G filed with the SEC on
July 16, 2025, in which BlackRock, Inc. reported that it has sole dispositive power with respect to 5,943,004 shares of Class A common stock, shared dispositive power with respect to 0 shares of Class A common stock, sole voting power with respect to 5,748,977 shares of
Class A common stock and shared voting power with respect to 0 shares of Class A common stock. BlackRock, Inc. listed its address as
50 Hudson Yards, New York, NY 10001.

75	2026 Proxy Statement

Transactions with Related Persons
Statement of Policy Regarding Transactions with Related Persons
Our Board of Directors has adopted a written policy regarding transactions with related persons, which we refer to as our “Related Person Transaction Policy,” to assist it in reviewing, approving and ratifying transactions with related persons and to assist us in the preparation of related disclosures required by the SEC. This Related Person
Transaction Policy supplements our other policies that may apply to transactions with related persons, such as our
Corporate Governance Guidelines and our Code of Conduct. Our Related Person Transaction Policy requires that each “related person transaction” (defined as any transaction that is anticipated would be reportable by us under Item
404(a) of Regulation S-K in which we were or are to be a participant and the amount involved exceeds $120,000 and in which any “related person” (as defined Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest) be reviewed and approved or ratified by an approving body composed of disinterested and independent members of the Board of Directors or any committee of the Board of Directors. Except as otherwise noted, our Board of Directors has designated the Audit and Risk Committee to serve as the approving body for this purpose. In its review, the Audit and Risk Committee will consider the relevant facts and circumstances, including:
●the related person’s relationship with the Company and interest in the transaction;
●the material terms of the transaction;
●the importance and fairness of the transaction both to Bumble and the related person;
●the business rationale for entering into the transaction;
●whether the transaction would likely impair the judgment of a director or executive officer to act in the best interest of Bumble;
●whether the value and terms of the transaction are substantially similar as compared to those of similar transactions previously entered into by Bumble with non-related persons, if any; and
●with respect to a non-employee director or nominee, whether the transaction would compromise the director’s independence under our Corporate Governance Guidelines, the Nasdaq listing standards (including those applicable to committee service) and Rule 10A-3 of the Exchange Act, if such non-employee director serves on the
Audit and Risk Committee, or status as a “non-employee director” under Rule 16b-3 of the Exchange Act, if such non-employee director serves on the Compensation Committee.
The Audit and Risk Committee will not approve or ratify a related person transaction unless, after considering all relevant information, it has determined that the transaction is in, or is not inconsistent with, the best interests of the Company. The Audit and Risk Committee may also conclude, upon review of all relevant information, that the transaction does not constitute a related person transaction and thus that no further review is required under the policy.
Stockholders Agreement
In connection with our IPO, we entered into a stockholders agreement with our Principal Stockholders. This agreement requires us to, among other things, nominate a number of individuals designated by our Sponsor for election as our directors at any meeting of our stockholders (each a “Sponsor Director”) such that, upon the election of each such individual, and each other individual nominated by or at the direction of our Board of Directors or a duly-
authorized committee of the Board, as a director of our Company, the number of Sponsor Directors serving as directors of our Company will be equal to: (i) if our Sponsor, entities affiliated with Accel Partners LP (our “Co-
Investor”) and their affiliates together continue to beneficially own at least 50% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is greater than 50% of the total number of directors comprising our Board of Directors; (ii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 40% (but less than 50%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 40% of the total number of

76
TRANSACTIONS WITH RELATED PERSONS
directors comprising our Board of Directors; (iii) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 30% (but less than 40%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 30% of the total number of directors comprising our Board of Directors; (iv) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 20% (but less than 30%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 20% of the total number of directors comprising our Board of Directors; and (v) if our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% (but less than 20%) of the outstanding shares of Class A common stock, assuming exchange of all Common Units, the lowest whole number that is at least 10% of the total number of directors comprising our Board of Directors. In addition, for so long as our Sponsor, our Co-Investor and their affiliates together continue to beneficially own at least 5% of the outstanding shares of Class A common stock, assuming exchange of all Common Units, our Sponsor will have the right to appoint a non-voting observer to attend meetings of our Board of
Directors. For so long as the stockholders agreement remains in effect, Sponsor Directors may be removed only with the consent of our Sponsor. In the case of a vacancy on our Board created by the removal or resignation of a Sponsor
Director, the stockholders agreement will require us to nominate an individual designated by our Sponsor for election to fill the vacancy. Additionally, our Sponsor must consent to any increase or decrease in the total number of directors on our Board of Directors. The stockholders agreement and our Amended and Restated Certificate of Incorporation
(the “Charter”) and Bylaws require that certain amendments to our Charter and Bylaws, and any change to the number of our directors, will require the consent of our Sponsor.
In addition, the stockholders agreement permits our Sponsor and its affiliates to assign their rights and obligations under the agreement, in whole or in part, without our prior written consent, including the ability to designate an assignee as a “Principal Stockholder” for the purposes of the voting provisions of our Charter. Furthermore, the stockholders agreement also requires us to cooperate with our Sponsor in connection with certain future pledges, hypothecations, grants of security interest in or transfers (including to third party investors) of any or all of the
Common Units held by our Sponsor, including to banks or financial institutions as collateral or security for loans, advances or extensions of credit. Moreover, our Sponsor has certain customary information rights pursuant to the stockholders agreement.
Additionally, the stockholders agreement grants our Founder the right to nominate one director to our Board of
Directors for so long as our Founder beneficially owns at least 50% of the Common Units beneficially owned by our
Founder as of the closing of the Sponsor Acquisition (as described below) (as appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).
Exchange Agreement
In connection with our IPO and related transactions, we entered into an exchange agreement with the holders of our
Common Units, including our Sponsor and our Founder, pursuant to which each holder of Common Units (including
Common Units issued upon conversion of vested Incentive Units) (and certain permitted transferees thereof) may on a quarterly basis (subject to the terms of the exchange agreement) exchange their Common Units for shares of Class
A common stock of Bumble on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. In addition, subject to certain requirements, our Sponsor and our Founder are generally permitted to exchange Common Units for our Class A common stock from and after the closing of our IPO provided that the number of Common Units surrendered in such exchanges during any 30 calendar day period represent, in the aggregate, greater than 2% of total interests in partnership capital or profits. Any Class A common stock received by our Sponsor or our Founder in any such exchange during a restricted period would be subject to applicable restrictions. The exchange agreement also provides that a holder of Common Units will not have the right to exchange Common Units if Bumble determines that such exchange would be prohibited by law or regulation or would violate other agreements with Bumble to which the holder of Common Units may be subject. Bumble may impose additional restrictions on exchange that it determines to be necessary or advisable so that Bumble Holdings is not treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges Common
Units for shares of Class A common stock, the number of Common Units held by Bumble is correspondingly increased as it acquires the exchanged Common Units.

77	2026 Proxy Statement
TRANSACTIONS WITH RELATED PERSONS
Registration Rights Agreement
In connection with our IPO and related transactions, we entered into a registration rights agreement with our Principal
Stockholders and our Co-Investor, which provides for customary “demand” registrations and “piggyback” registration rights. The registration rights agreement also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act of 1933, as amended.
Tax Receivable Agreement
In connection with our IPO and related transactions, Bumble entered into a tax receivable agreement with certain of our pre-IPO owners, including our Sponsor and our Founder, that provided for the payment by Bumble to such pre-IPO owners of 85% of the benefits, if any, that Bumble actually realized, or was deemed to realize (calculated using certain assumptions), as a result of (i) Bumble’s allocable share of existing tax basis acquired in our IPO,
(ii) increases in Bumble’s allocable share of existing tax basis and adjustments to the tax basis of the tangible and intangible assets of Bumble Holdings as a result of sales or exchanges of Common Units (including Common Units issued upon conversion of vested Incentive Units) for shares of Class A common stock in connection with or after our
IPO, (iii) Bumble’s utilization of certain tax attributes of certain entities that are taxable as corporations for U.S. federal income tax purposes in which the pre-IPO owners that received shares of Class A common stock pursuant to the
Blocker Restructuring (as defined below) held interests prior to the IPO (the “Blocker Companies”) (including the
Blocker Companies’ allocable share of existing tax basis) and (iv) certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement.
On November 5, 2025, we entered into Amendment No. 1 to the tax receivable agreement (the "TRA Amendment")
with our Sponsor, our Founder, together with entities beneficially owned by her, and certain other pre-IPO owners.
The TRA Amendment provided for one-time settlement payments as consideration for the complete and full termination of our payment obligations and the relinquishing of all TRA parties' payment rights under the tax receivable agreement. As a result of this TRA buyout, the Company’s tax receivable agreement liability was fully settled as of December 31, 2025. During the year ended December 31, 2025, we made payments to related persons under the tax receivable agreement of approximately $194.6 million, including cash settlement payments in connection with the TRA Amendment.
Bumble Holdings Amended and Restated Limited Partnership Agreement
As a result of our IPO and related transactions, Bumble holds Common Units in Bumble Holdings and became the general partner of Bumble Holdings. Accordingly, Bumble operates and controls all of the business and affairs of
Bumble Holdings, has the obligation to absorb losses and receive benefits from Bumble Holdings, and consolidates the financial results of Bumble Holdings and, through Bumble Holdings and its operating entity subsidiaries, conducts our business.
Pursuant to the amended and restated limited partnership agreement of Bumble Holdings among Bumble, as general partner, and the pre-IPO owners that held Common Units following the Reclassification, including our Sponsor and our Founder, as limited partners, Bumble has the right to determine when distributions will be made to holders of
Common Units and the amount of any such distributions. If a distribution is authorized, such distribution will be made to the holders of Common Units and any participating Incentive Units (as described below) pro rata in accordance with the percentages of their respective Common Units or Incentive Units, as applicable, held. Incentive Units initially are not entitled to receive distributions (other than tax distributions) until holders of Common Units have received a minimum return as provided in the amended and restated limited partnership agreement of Bumble Holdings.
However, Incentive Units have the benefit of adjustment provisions that reduce the participation threshold for distributions in respect of which they do not participate until there is no participation threshold, at which time the
Incentive Units will participate pro rata with distributions on Common Units.

78
TRANSACTIONS WITH RELATED PERSONS
The holders of Common Units and Incentive Units, including Bumble, will incur U.S. federal, state and local income taxes on their proportionate share of any taxable income of Bumble Holdings. Net profits and net losses of Bumble
Holdings will generally be allocated to its holders (including Bumble) pro rata in accordance with the percentages of their respective Common Units or Incentive Units held, except as otherwise required by law. The amended and restated limited partnership agreement of Bumble Holdings provides for cash distributions, which we refer to as “tax distributions,” to the holders of Common Units and Incentive Units if Bumble, as the general partner of Bumble
Holdings, determines that a holder, by reason of holding Common Units or Incentive Units, as applicable, incurs an income tax liability. Generally, these tax distributions will be computed based on our estimate of the net taxable income of Bumble Holdings allocated to the holder of Common Units or Incentive Units that receives the greatest proportionate allocation of income multiplied by an assumed tax rate equal to the highest effective marginal combined
U.S. federal, state and local income tax rate prescribed for an individual or corporation residing in New York, New
York, whichever is higher. Tax distributions will be pro rata as among the Common Units and, unless an adjustment to their participation threshold has been made in lieu of such participation, will be pro rata as among the Incentive Units
(other than unvested Incentive Units).
Subject to certain restrictions, pursuant to the terms of the amended and restated limited partnership agreement of
Bumble Holdings, the holders of vested Incentive Units will have the right to convert their vested Incentive Units into a number of Common Units of Bumble Holdings that will generally be equal to (a) the product of the number of vested
Incentive Units to be converted with a given per unit participation threshold and then-current difference between the per share value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class
A common stock) and the per unit participation threshold of such vested Incentive Units divided by (b) the per unit value of a Common Unit at the time of the conversion (based on the public trading price of a share of Class A common stock). Common Units received upon conversion will be exchangeable on a one-for-one basis for shares of
Class A common stock of Bumble in accordance with the terms of the exchange agreement as described above. An unvested Incentive Unit will not be exchangeable unless and until such Incentive Unit vests. The Incentive Units will automatically be converted into Common Units in accordance with the foregoing formula on the date that is seven years from the date of the Reclassification.
Pursuant to the amended and restated limited partnership agreement of Bumble Holdings, certain actions of Bumble
Holdings or its subsidiaries require the prior approval of our Founder. Subject to the exceptions and qualifications provided in the amended and restated limited partnership agreement, these matters include: (i) any issuance or transfer of any equity securities of any subsidiary of Bumble Holdings to our Sponsor, (ii) any repurchase or redemption of equity securities of Bumble Holdings or its subsidiaries, (iii) entering into, amending or modifying, or waiving any provision of, any agreement or transaction with or involving our Sponsor or any of its affiliates, other than ordinary course commercial agreements and certain other transactions, (iv) non-pro rata distributions by Bumble
Holdings, (v) with respect to any tax matter, taking any action that would reasonably be expected to have a materially adverse and disproportionate effect on our Founder relative to any other limited partner, (vi) the creation of any tax receivable agreement or similar agreement in which our Founder does not participate on substantially similar terms to our Sponsor, (vii) the conversion or exchange of our Founder’s Common Units in certain transactions, and
(viii) entering into any agreement or commitment to do any of the foregoing. The foregoing approval rights of our
Founder will terminate at such time as our Founder no longer beneficially owns at least 50% of the Common Units beneficially owned by our Founder as of the closing of the Sponsor Acquisition (as appropriately adjusted for any stock split, stock dividend, combination, reclassification, recapitalization, merger, consolidation, exchange or the like).
The amended and restated limited partnership agreement of Bumble Holdings also provides that substantially all expenses incurred by or attributable to Bumble, but not including obligations incurred under the tax receivable agreement by Bumble, income tax expenses of Bumble and payments on indebtedness incurred by Bumble, will be borne by Bumble Holdings.

79	2026 Proxy Statement
TRANSACTIONS WITH RELATED PERSONS
Support and Services Agreement
In connection with the closing of the Sponsor Acquisition, Bumble Holdings and Buzz Merger Sub Ltd. entered into a support and services agreement (the “Support and Services Agreement”) with Blackstone Buzz Holdings L.P. (“BBH”), an affiliate of our Sponsor. Under the Support and Services Agreement, we reimburse BBH and its affiliates for expenses related to support services customarily provided by our Sponsor’s portfolio operations group to our
Sponsor’s portfolio companies, as well as healthcare-related services provided by our Sponsor’s Equity Healthcare group and our Sponsor’s group purchasing program. The Support and Services Agreement also requires us to, among other things, make certain information available to our Sponsor and to indemnify BBH and its affiliates against certain claims.
For the year ended December 31, 2025, we reimbursed BBH and its affiliates approximately $1.1 million pursuant to the Support and Services Agreement.
Sponsor Acquisition
In November 2019, Bumble Holdings entered into the Acquisition Agreement with Worldwide Vision Limited and the other parties thereto. Under the terms of the Acquisition Agreement, Worldwide Vision Limited would be merged with and into Buzz Merger Sub Ltd., a wholly owned indirect subsidiary of Bumble Holdings (the “Merger”). Concurrently with the execution of the Acquisition Agreement, Bumble Holdings entered into a Founder Agreement with our
Founder (the “Founder Agreement”). Under the terms of the Founder Agreement, our Founder agreed, among other things, to contribute all of the shares held by our Founder in Bumble Holding Limited, an indirect subsidiary of
Worldwide Vision Limited (“Bumble Holding Limited”), to Bumble Holdings concurrently with the closing of the Merger in exchange for a combination of cash and certain equity interests in Bumble Holdings. The Merger and the other transactions contemplated by the Acquisition Agreement and the Founder Agreement (such transactions, the
“Sponsor Acquisition”) were consummated on January 29, 2020 (the “Sponsor Acquisition Closing”).
The former shareholders of Worldwide Vision Limited and our Founder are entitled to certain contingent deferred consideration in connection with the Sponsor Acquisition. Under the terms of the Acquisition Agreement, if our
Sponsor receives cash dividends, distributions or other payments from Bumble Holdings that in the aggregate equal
2.5 times our Sponsor’s aggregate investment in Bumble Holdings, Bumble Holdings will not be permitted to make any further dividend, distribution or other payment to its unitholders until it has paid an aggregate amount equal to
$150 million pro rata to the former shareholders of Worldwide Vision Limited and our Founder.
Restrictive Covenant Agreement
In November 2019, in connection with the signing of the Acquisition Agreement and as a condition to the Sponsor
Acquisition Closing, our Founder and Bumble Holdings entered into a Restrictive Covenant Agreement pursuant to which our Founder has agreed to certain restrictive covenants, including confidentiality of information, noncompetition and non-solicitation covenants, and a covenant not to acquire beneficial ownership or voting control, or provide any loan or financial assistance to, any person or entity that engages in a competitive business with our business (the
“non-investment covenant”). The confidentiality covenant has an indefinite term, and the noncompetition covenant, the non-solicitation covenant and the non-investment covenant were effective until January 29, 2023.
Trademark Assignment and License
In January 2020, in connection with the closing of the Sponsor Acquisition, our Founder and Bumble Holding Limited
entered into a Trademark Assignment and License pursuant to which (i) our Founder assigned ownership of the trademark MAKE THE FIRST MOVE (the “Mark”) to Bumble Holding Limited and (ii) Bumble Holding Limited licensed the Mark back to Founder on a non-exclusive, worldwide, royalty-free and fully paid up basis for Founder’s use in certain circumstances.

80
TRANSACTIONS WITH RELATED PERSONS
Commercial Transactions with Sponsor Portfolio Companies
Our Sponsor and its affiliates have ownership interests in a broad range of companies. We have entered and may in the future enter into commercial transactions in the ordinary course of our business with some of these companies, including the sale of goods and services and the purchase of goods and services. None of these transactions or arrangements has been or is expected to be material to us.
The Company uses Liftoff Mobile Inc., a company in which Blackstone affiliated funds hold a controlling interest since
March 2021, for marketing and advertising purposes. During the year ended December 31, 2025, the Company incurred marketing costs related to these transactions of $2.4 million, which are included within selling and marketing expense in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended
December 31, 2025. During the year ended December 31, 2025, the Company also recognized advertising revenues related to these transactions of approximately $2.6 million, which are included within revenue in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2025.
The Company uses TaskUs Inc., a company in which Blackstone-affiliated funds hold a controlling interest, for moderator services. During the year ended December 31, 2025, the Company incurred costs related to these transactions of $8.7 million, which are included within cost of revenue in the consolidated statements of operations in our Annual Report on Form 10-K for the year ended December 31, 2025.

81	2026 Proxy Statement

Stockholder Proposals for the 2027 Annual Meeting
If any stockholder wishes to propose a matter for consideration at our 2027 annual meeting of stockholders (the “2027
Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Secretary, Bumble,
Inc., 1105 West 41st Street, Austin, TX 78756. To be eligible under the SEC’s stockholder proposal rule (Rule
14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2027 Annual Meeting, a proposal must be received by our Secretary on or before December 18, 2026. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.
In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2027 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received on or after February 4, 2027, but not later than March 6, 2027. In the event that the date of the 2027 Annual
Meeting is advanced by more than 30 days, or delayed by more than 70 days, from the anniversary date of this year’s
Annual Meeting of Stockholders, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the
2027 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2027 Annual
Meeting is first made. The Bylaws have additional requirements that must also be followed in connection with submitting nominations or other business at an annual meeting.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.

82

Cautionary Statement Regarding
Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance and our industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),”
“expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),”
“trends,” “plan(s),” “estimate(s),” “anticipate(s),” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Item 1A—Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and our other SEC filings, which are available on our investor relations website at https://ir.bumble.com and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-
looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

83	2026 Proxy Statement

Other Business
The Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual
Meeting of Stockholders. If other matters are presented, the proxy holders have discretionary authority to vote all proxies in accordance with their best judgment.
By Order of the Board of Directors,
DEIRDRE RUNNETTE
Secretary
We make available, free of charge on our website, all of our filings that are made electronically with the
SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our Investor Relations website at
https://ir.bumble.com and click on “Financials & SEC Filings.” Copies of our Annual Report on Form 10-K
for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the
SEC, are also available without charge to stockholders upon written request to Investor Relations at
ir@team.bumble.com.

A-1

Annex A : Non-GAAP Reconciliation
In addition to our results determined in accordance with accounting principles generally accepted in the United States, or GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance.
Adjusted EBITDA and Adjusted EBITDA Margin
We believe Adjusted EBITDA provides visibility to the underlying continuing operating performance by excluding the impact of certain expenses, including income tax (benefit) provision, interest and derivative (gains) losses, net, depreciation and amortization expense, stock-based compensation expenses, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, changes in fair value of investments in equity securities, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement (benefit) expense, impairment loss, and costs associated with restructuring, as management does not believe these expenses are representative of our core earnings. We also provide Adjusted EBITDA margin, which is calculated as Adjusted
EBITDA divided by revenue.
Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, have limitations as analytical tools and should not be considered in isolation, or as substitutes for analysis of our operating results as reported under GAAP. Additionally, we do not consider our non-GAAP financial measures as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with GAAP. Some of the limitations are:
●Adjusted EBITDA and Adjusted EBITDA margin exclude the recurring, non-cash expenses of depreciation and amortization of property and equipment and definite-lived intangible assets and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;
●Adjusted EBITDA and Adjusted EBITDA margin do not reflect changes in, or cash requirements for, our working capital needs;
●Adjusted EBITDA and Adjusted EBITDA margin exclude stock-based compensation expense and employer costs related to stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business;
●Adjusted EBITDA and Adjusted EBITDA margin do not reflect the interest and derivative (gains) losses, net or the cash requirements to service interest or principal payments on our indebtedness, and free cash flow does not reflect the cash requirements to service principal payments on our indebtedness; and
●Adjusted EBITDA and Adjusted EBITDA margin do not reflect income tax (benefit) provision we are required to make.
Adjusted EBITDA is not a liquidity measure and should not be considered as discretionary cash available to us to reinvest in the growth of our business or to distribute to stockholders or as a measure of cash that will be available to us to meet our obligations.
We define Adjusted EBITDA as net earnings (loss) excluding income tax (benefit) provision, interest and derivative
(gains) losses, net, depreciation and amortization expense, stock-based compensation expense, employer costs related to stock-based compensation, foreign exchange (gain) loss, changes in fair value of contingent earn-out liability, changes in fair value of our investments in equity securities, transaction and other costs, litigation costs net of insurance reimbursements that arise outside of the ordinary course of business, tax receivable agreement liability remeasurement (benefit) expense, impairment loss, and restructuring costs. Adjusted EBITDA margin represents
Adjusted EBITDA as a percentage of revenue.

A-2	2026 Proxy Statement
ANNEX A : NON-GAAP RECONCILIATION
The following table presents a reconciliation of Adjusted EBITDA to Net earnings (loss), the most comparable financial measure prepared in accordance with GAAP for the period indicated:

Adjusted EBITDA and Adjusted EBITDA Margin (In thousands, except percentages)	Year Ended December 31, 2025

Net loss	$(895,345)

Add back:

Income tax provision	34,369

Interest and derivative (gains) losses, net(1)	42,448

Depreciation and amortization expense	25,856

Stock-based compensation expense	31,189

Employer costs related to stock-based compensation(2)	1,751

Litigation costs, net of insurance reimbursements(3)	7,052

Foreign exchange (gain) loss(4)	12,137

Restructuring costs(5)	14,597

Transaction and other costs(6)	1,840

Changes in fair value of contingent earn-out liability	(2,500)

Changes in fair value of investments in equity securities	516

Tax receivable agreement liability remeasurement expense(7)	700

Impairment loss(8)	1,039,027

Adjusted EBITDA	$313,637

Net loss margin	(92.7)%

Adjusted EBITDA margin	32.5%

(1)Includes interest income received on money market funds and interest rate swaps, fair value changes in interest rate swaps, and interest expense incurred in connection with our long-term debt.
(2)Represents employer portion of Social Security and Medicare payroll taxes domestically, National Insurance contributions in the United
Kingdom and comparable costs internationally related to the settlement of equity awards.
(3)Represents certain litigation costs, net of insurance proceeds, associated with pending litigations or settlements of litigation that arise outside of the ordinary course of business.
(4)Represents foreign exchange (gain) loss due to foreign currency transactions.
(5)Represents costs associated with discontinuing the operations of the Fruitz and Official apps and the 2025 Restructuring Plan, such as severance, benefits and other related costs.
(6)Represents transaction and other costs primarily related to acquisitions and divestiture of business.
(7)Represents recognized adjustments to the tax receivable agreement liability.
(8)Represents impairment charges to goodwill, indefinite-lived intangible assets, Fruitz asset held for sale, the Official asset group and trademarks in 2025.

Bumble Inc. Corporate Information

Board of Directors
Ann Mather
Chair of the Board of Directors
Whitney Wolfe Herd
Founder, Chief Executive Officer
and Director
R. Lynn Atchison
Director
Martin Brand
Director
Amy M. Griffin
Director
Sissie L. Hsiao
Director
Jonathan C. Korngold
Director
Elisa A. Steele
Director
Pamela A. Thomas-Graham
Director
Executive Officers Whitney Wolfe Herd Founder, Chief Executive Officer and Director Kevin Cook Chief Financial Officer Deirdre Runnette Chief Legal Officer

Stock Exchange
Bumble Inc. stock is listed for trading on Nasdaq under
the ticker symbol “BMBL”.
Transfer Agent
Registered stockholder records are maintained by our
transfer agent:
Computershare
150 Royall Street
Canton MA 02021
US Toll-Free: 1-800-736-3001
International: 1-781-575-3100
Web: computershare.com/investor
Email: web.queries@computershare.com
Annual Stockholders Meeting Materials
A copy of the Company’s annual report filed with the
Securities and Exchange Commission (Form 10-K)
and Notice & Proxy Statement will be furnished without
charge to any shareholder upon request.
By Internet:
www.proxyvote.com
By Phone:
1-800-579-1639
By Email:
sendmaterial@proxyvote.com
Investor Relations
Bumble Inc.
1105 West 41st Street
Austin, TX 78756
ir@team.bumble.com
ir.bumble.com

Bumble Inc.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BMBL2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on June 3, 2026.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89617-P46446

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BUMBLE INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. The election of three Class II directors of Bumble Inc., each to serve a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director's successor is elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) R. Lynn Atchison
02) Amy M. Griffin
03) Sissie L. Hsiao

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year 2026.	☐	☐	☐
3. Approval, on a non-binding advisory basis, of the compensation of the named executive officers as disclosed in the Proxy Statement.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the signer(s). **If no such direction is made, this proxy will be voted FOR the election of the director nominees listed on Proposal 1, FOR Proposal 2 and FOR Proposal 3**. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V89618-P46446

Bumble Inc.
Annual Meeting of Stockholders
June 4, 2026 at 12:00 p.m. ET

This proxy is being solicited on behalf of the Board of Directors of Bumble Inc.

The signer(s) hereby constitute(s) and appoint(s) Whitney Wolfe Herd, Kevin Cook and Deirdre Runnette, and each of them, the signer(s) true and lawful agents and proxies, with full power of substitution in each, to represent the signer(s) at the Annual Meeting of Stockholders of Bumble Inc. to be held on June 4, 2026 at 12:00 p.m. (Eastern Time) virtually at www.virtualshareholdermeeting.com/BMBL2026 and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of stock of Bumble Inc. held of record by the signer(s) at the close of business on April 6, 2026 as the signer(s) would be entitled to vote if personally present, and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof. The signer(s) hereby acknowledge(s) receipt of the Notice of Internet Availability of Proxy Materials and/or Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed on the reverse side. If this proxy is signed but no direction given, this proxy will be voted FOR the election of each of the director nominees listed on the reverse side, FOR Proposal 2 and FOR Proposal 3. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

Continued and to be signed on reverse side